EXHIBIT 10.1 [Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version EXCLUSIVE PRODUCT LICENSE AGREEMENT BY AND BETWEEN PIERIS PHARMACEUTICALS INC., PIERIS PHARMACEUTICALS GMBH AND BP ASSET XII, INC.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 2 of 94 GDSVF&H\6023374.4 TABLE OF CONTENTS 1. DEFINITIONS. ......................................................................................................................... 4 2. LICENSE GRANTS ............................................................................................................... 23 3. GOVERNANCE, REPORTING & DECISION-MAKING ................................................ 25 4. DEVELOPMENT & MANUFACTURING ......................................................................... 26 5. REGULATORY ...................................................................................................................... 29 6. COMMERCIALIZATION .................................................................................................... 30 7. DILIGENCE & NON-COMPETE ........................................................................................ 31 8. PAYMENTS ............................................................................................................................ 32 9. INTELLECTUAL PROPERTY ............................................................................................ 44 10. CONFIDENTIALITY & PUBLICATION ......................................................................... 51 11. REPRESENTATIONS & WARRANTIES ........................................................................ 55 12. INDEMNIFICATION, LIABILITY & INSURANCE ...................................................... 59 13. TERM AND TERMINATION ............................................................................................ 65 14. MISCELLANEOUS ............................................................................................................. 71

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 3 of 94 GDSVF&H\6023374.4 This Exclusive Product License Agreement (the “Agreement”), entered into as of April 24, 2021 (the “Effective Date”) by and between Pieris Pharmaceuticals, Inc. (“Pieris US”), a corporation existing under the laws of the State of Nevada having a principal place of business at 255 State Street, 9th Floor, Boston, MA 02109, Pieris Pharmaceuticals GmbH (“Pieris Germany”), a company existing under the laws of Germany having a principal place of business at Zeppelinstraße 3, 85399 Hallbergmoos, Germany (Pieris US and Pieris Germany are collectively referred to as “Pieris”) and BP Asset XII, Inc., a corporation existing under the laws of the state of Delaware having a principal place of business at 55 Cambridge Parkway, Suite 400, Cambridge, MA 02142 (“BP”). Pieris and BP are referred to in this Agreement individually as a “Party” and collectively as the “Parties”. RECITALS Whereas, Pieris is engaged in the discovery, research, development, and manufacture of Anticalin-based proteins and possesses proprietary technology, know-how and intellectual property rights relating thereto; Whereas, BP possesses expertise in developing and manufacturing pharmaceutical products; and Whereas, BP wishes to license from Pieris and Pieris wishes to license to BP, on an exclusive basis, the right to research, develop and commercialize Products (as defined herein). Now, Therefore, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

1. DEFINITIONS.

The following capitalized terms or derivatives thereof (verbs, nouns, singular, plural), when used in this Agreement, shall have the following meanings:

1.1. "**Accelerated Approval**" means a drug candidate approved under FDA's accelerated approval pathway (Section 506(c) of the FD&C Act) (or foreign equivalent).

1.2. "**Accounting Standards**" means the International Financial Reporting Standards ("**IFRS**"), the U.S. Generally Accepted Accounting Principles ("**U.S. GAAP**"), and any other internationally recognized accounting standards.

1.3. "**Acquiror**" has the meaning set forth in Section 14.4.

1.4. "**Affiliate**" means any individual, corporation, association or other business entity that directly or indirectly controls, is controlled by, or is under common control with the Party in question. As used in the definitions of "Affiliate," "BP Parent Entity" and "BP Restricted Entities" only, the term "control" means the direct or indirect ownership of more than fifty percent (>50%) of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise.

1.5. "**Agreement**" means this document including any and all exhibits and amendments to it as may be added and/or amended from time to time in accordance with the provisions of this Agreement.

1.6. "**Alliance Manager**" has the meaning set forth in Section 3.1.

1.7. "**Antibody**" means any monoclonal or polyclonal antibody, whether multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab', F(ab')2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including any humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to bind selectively to a specific antigen, including a Target. For the avoidance of doubt, an Antibody Building Block is an Antibody.

1.8. "**Antibody Building Block**" means the Antibody used in a Product.

1.9. "**Anticalin**" or "**Anticalin protein**" means, (a) any lipocalin mutein isolated from the Anticalin Libraries, or (b) any lipocalin mutein that, in each case, has been derived (either physically, intellectually or by reverse engineering, in one (1) or more steps) from any lipocalin mutein referred to in Section (a) of this definition, in each case, which binds and

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

recognizes a specific target. For the sake of this Section, "lipocalin mutein" means a protein arising as a result of a mutation or a recombinant DNA procedure.

1.10. "**Anticalin Affinity Maturation**" means the process of engineering an Anticalin protein to enhance its developability profile by improving binding activity, specificity, *in vitro* potency, *in vivo* potency, expression behavior in a bacterial or mammalian host (with regard to, e.g., monomer content, amount), stability, solubility, immunogenicity profile, and PK parameters for the Anticalin by introducing, e.g., one or more amino acid mutations.

1.11. "**Anticalin Building Block**" means the Anticalin protein used in a Product.

1.12. "**Anticalin Characterization**" means the assessment of Anticalin protein features including binding, functional potency *in vitro* and/or *in vivo*, as well as the evaluation of further developability profile of Anticalin proteins including expression behavior in a bacterial or mammalian host, stability, solubility, immunogenicity profile, and PK profile.

1.13. "**Anticalin Expression**" means heterologous expression of an Anticalin protein in a host cell.

1.14. "**Anticalin Libraries**" means any phage or yeast display library based on (a) the [***] lipocalin ([***]) or (b) the [***] lipocalin ([***]).

1.15. "**Anticalin Selection**" means the process of screening an Anticalin Library with a defined target through the process of phage or yeast display, within a solution, and physically separating the target, containing binding Anticalin proteins, from the solution containing non-binding Anticalin proteins.

1.16. "**Anti-Corruption Laws**" means the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, and any other applicable anticorruption laws and other Applicable Law for the prevention of fraud, racketeering, money laundering or terrorism.

1.17. "**API**" has the meaning set forth in Section 8.6.2.

1.18. "**Applicable Law**" means any law, statute, ordinance, code, rule or regulation that has been enacted by a Governmental Authority (including any Regulatory Authority (including the United States Securities and Exchange Commission ("**SEC**")) and is in force as of the Effective Date or comes into force during the Term, in each case to the extent that the same is applicable to either Party (including the performance by such Party of its obligations under this Agreement).

1.19. "**Arising IP**" means collectively, Arising Know-How, Arising Patents and all

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GDSVF&H\6023374.4

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 6 of 94 GDSVF&H\6023374.4 Intellectual Property Rights therein, but specifically excludes any and all Pieris Building Block IP and Pieris Platform Improvement IP. “Arising Know-How” means all Know-How generated by or on behalf of either Party after the Effective Date in the course of performing activities under the Agreement or through the use of BP Confidential Information or BP Know-How, but in each case specifically excludes any and all Pieris Building Block IP and Pieris Platform Improvement IP. “Arising Patent” means all Patents protecting Arising Know-How filed during the term of the Agreement but specifically excludes any and all Pieris Building Block Patents and Pieris Platform Improvement Patents. Any Arising Patents that are filed during the term of the Agreement shall be listed in Exhibit 1.21 as updated from time to time. “Audit” has the meaning set forth in Section 12.8.6. “Bankruptcy Code” has the meaning set forth in Section 13.3.3. “Biologic” means a peptide of at least ten (10) amino acids. “Biosimilar” means, with respect to a given Product in a given country of the Territory, any biological product on the market in such country that is approved (a) by the applicable Regulatory Authority in such country under the biosimilarity standard set forth in the United States under 42 U.S.C. §§262(i)(2) and (k), or any similar standard under its foreign equivalent Applicable Law, on a country-by-country basis where such Product is marketed, provided that such Applicable Law exists; and (b) in reliance in whole or in part, on a prior Marketing Approval (or on any safety or efficacy data submitted in support of such prior Marketing Approval) of such Product. For countries or jurisdictions where no explicit biosimilar regulations exist, Biosimilar includes any product which has been deemed to be a Biosimilar by a Regulatory Authority in another country or jurisdiction. Any product or component thereof (including any Product or component thereof) licensed, marketed, sold, manufactured, or produced by or on behalf of a Party, its Affiliates or (sub)licensees will not constitute a Biosimilar. “Boston Pharma” means Boston Pharma Holdings, LLC a limited liability company existing under the laws of the state of Delaware. “[***]” has the meaning set forth in Section 12.5.1. “BP” has the meaning set forth in the preamble. “BP Conducted Activities” means any and all Research, Development, Manufacturing, Commercialization or other preclinical and/or clinical activities related to

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 7 of 94 GDSVF&H\6023374.4 the Product that are not Pieris Conducted Activities. “BPInc” means Boston Pharmaceuticals, Inc. a corporation existing under the laws of the state of Delaware. “[***]” has the meaning set forth in Section 12.5.2. “BP Indemnitees” has the meaning set forth in Section 12.2. “BP Monetary Obligations” has the meaning set forth in Section 12.5.1. “BP Patent” has the meaning set forth in Section 9.3.7. “BP Parent Entity” means an Affiliate of BP which is not a BP Restricted Entity. For the avoidance of doubt, any Person who controls (but is not controlled by) Boston Pharma is a BP Parent Entity. “BP Performance Obligations” has the meaning set forth in Section 12.5.2. “BP Restricted Entity” means Boston Pharma and any Person controlled by Boston Pharma. “BP Restricted Individual” means any employee, contractor or consultant of a BP Restricted Entity who is at the relevant time (or who has been within the immediately preceding [***] month period to such relevant time) materially involved in the Research or Development of the Product. “Building Block” means, individually, the Antibody and the Anticalin proteins used in the Product. A Building Block can be either an Antibody Building Block or an Anticalin Building Block. “Business Day” means a day other than a Saturday, Sunday, or a bank or other public holiday in Munich, Germany or Boston, Massachusetts. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year. “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31. “China” means the PRC, Hong Kong, Macau, and Taiwan. “Change of Control” means with respect to a Party, (a) completion of a merger,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 8 of 94 GDSVF&H\6023374.4 reorganization, amalgamation, arrangement, share exchange, consolidation, tender or exchange offer, private purchase, business combination, recapitalization, or other transaction involving such Party as a result of which either (1) the stockholders of such Party immediately preceding such transaction hold less than [***] percent ([***]%) of the outstanding shares, or less than [***] percent ([***]%) of the outstanding voting power, respectively, of the ultimate company or entity resulting from such transaction immediately after consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets, including such Party’s assets related to the Product, either directly or through one or more subsidiaries), or (2) any single Third Party person or group (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect, referred to as a “Group”) holds [***] percent ([***]%) or more of the outstanding shares or voting power of the ultimate company or entity resulting from such transaction immediately after the consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets either directly or through one or more subsidiaries); or (b) the direct or indirect acquisition (including by means of a tender offer or an exchange offer) by any Third Party person or Group of beneficial ownership (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect), or the right to acquire beneficial ownership, or formation of any Third Party Group which beneficially owns or has the right to acquire beneficial ownership, of [***] percent ([***]%) or more of either the outstanding voting power or the then outstanding shares of such Party, in each case on a fully-diluted basis. Notwithstanding the foregoing, “Change of Control” shall not include any of the following transactions: (i) any Equity Financing; or (ii) any transaction or series of related transactions with one or more Affiliates (but no Third Parties). For the avoidance of doubt, a transaction solely to change the domicile of a Party shall not constitute a Change of Control as long as there is no change of direct or indirect shareholding. “Change of Control Revenue Period” has the meaning set forth in Section 8.7.1. “Change of Control Revenue Share” has the meaning set forth in Section 8.7.1. “Clinical PoC” means database lock of the Phase 2 Study dose expansion set forth in the Initial Product Development Plan or an equivalent Phase 1b Study or Phase 2 Study in the Product Development Plan. “Clinical Study” means a Phase 1 Study, Phase 1b Study, Phase 2 Study, Phase 3 Study, or other study (including a non-interventional study) in humans to obtain information regarding the product, including information relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging, or efficacy of a Product. “CMC” means chemistry, manufacturing, and control.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 9 of 94 GDSVF&H\6023374.4 “COC Consideration” means Consideration in connection with any Change of Control of BP. “COC Notice” has the meaning set forth in Section 14.5.1. “COC Acquiror” has the meaning set forth in Section 14.5.1. “[***]” has the meaning set forth in Section 4.6.5. “Co-Invented Arising Patent” means any Arising Patent where one or more inventors listed on such Patent is an employee, consultant, or contractor of Pieris. Inventorship shall be determined in accordance with U.S. law. For the avoidance of doubt, BP shall exclusively own all rights, title and interests in and to Co-Invented Arising Patents. “Commercially Reasonable Efforts” means: (a) with respect to the efforts to be expended by a Party with respect to any objective, such reasonable, diligent, and good faith efforts as such Party would normally use to accomplish a similar objective under similar circumstances; and (b) with respect to any objective relating to Exploitation of a Product, such level of efforts, consistent with the exercise of prudent scientific and business judgment, required to carry out such obligation in a sustained manner consistent with the efforts BP or Pieris, as applicable, devotes at the same stage of development or commercialization, as applicable, for its pharmaceutical products in a similar area with similar profit potential, at a similar stage of their product life without regard to any payments owed under this Agreement or the payments owed in connection with its other pharmaceutical products but taking into account, without limitation, commercial, legal and regulatory factors, target product profiles, product labeling, past performance, the regulatory environment and competitive market conditions in the therapeutic area, safety and efficacy of such Product, and the strength of its proprietary position. It is understood that such product potential may change from time to time based upon changing scientific, business and marketing and return on investment considerations. For clarity, “Commercially Reasonable Efforts” will not mean that a Party guarantees that it will actually accomplish the applicable task or objective. In the case of BP, “Commercially Reasonable Efforts” includes the efforts that Boston Pharma would normally use to accomplish a similar objective under similar circumstances for any of its Affiliates with respect to any objective, including objectives related to exploitation of the Product. “Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell or selling a product, as applicable. “Competing Product” means any [***] that [***] and [***] the [***]. For purposes of this Agreement, the term “therapeutically relevant” means that the modulation of a given

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 10 of 94 GDSVF&H\6023374.4 Target is reasonably believed to be responsible, in whole or in part, for a specific aspect of the safety or efficacy of such product [***]. “Completion” or “Completed” means with respect to a Clinical Study, the availability of topline data generated from such Clinical Study. “Confidential Information” means any and all Know-How, information and Data of a confidential nature, whether financial, business, legal, technical or non-technical, whether in oral, written, electronic or other form, including information and data related to a Product, a Party, or any concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement, that is disclosed, supplied or otherwise made available by or on behalf of one Party or any of its Affiliates or Sublicensees (“Disclosing Party”) to the other Party or any of its Affiliates or Sublicensees (“Receiving Party”) in connection with this Agreement. All Confidential Information disclosed by a Party pursuant to the Confidential Agreement between Pieris and BP dated [***] (the “Prior CDA”) shall be deemed to be Confidential Information of the applicable Party pursuant to this Agreement, and the terms of this Agreement shall exclusively govern the use and disclosure thereof and supersede the terms of such Prior CDA with respect to such Confidential Information. For avoidance of doubt, the Pieris Platform Know-How, the Pieris Platform Improvement Know-How, and the Pieris Building Block Know-How are and shall remain the Confidential Information of Pieris. “Consideration” means anything of value actually received (including any value received after termination of this Agreement) by BP or its Affiliates or holders of its capital stock or holders of rights to acquire its capital stock in connection with any Sublicense or Change of Control of BP (in the case of a Sublicense, such Consideration, “Sublicense Consideration” and in the case of a Change of Control such Consideration, “COC Consideration”) (regardless of how allocated, the form of consideration or when received) including: (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; and (v) [***]; and (vi) [***]. For clarity, there shall be no double counting with respect to any of the items set forth above. For avoidance of doubt, in the case of a Sublicense, to the extent that the Sublicensee [***] (as determined in accordance with Accounting Standards) shall be considered Consideration. In addition, the value of any non-cash consideration, other than securities of a class which is publicly traded, shall be the fair market value thereof as of the date of closing of the applicable Sublicense. For the avoidance of doubt, any publicly traded securities received by BP in connection with any Sublicense shall be valued [***]. “Control”, “Controlled” or “Controlling” means, with respect to a subject item (including any Intellectual Property Right, Know-How, Data, Marketing Approvals or Regulatory Materials) (“Subject Item”), the possession (whether arising by ownership, pursuant to a license or sublicense or otherwise, other than pursuant to this Agreement) by a Party of the ability of such Party or its Affiliate to grant a license, sublicense or access to the other Party with respect to such Subject Item, as provided in this Agreement, without

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 11 of 94 GDSVF&H\6023374.4 violating the terms of any agreement or other arrangement with any Third Party, in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense or access. “Copyrights” means all copyrights, and all right, title and interests in all copyrights, copyright registrations and applications for copyright registration, certificates of copyright and copyrighted rights and interests throughout the world, and all right, title and interest in related applications and registrations throughout the world. “Costs” means both internal and external costs and expenses (including the cost of allocated FTEs at the FTE Rate and Out-of-Pocket Costs). “Cover,” “Covered” or “Covering” means, with respect to the applicable invention, discovery, process or product (including a Product), as appropriate, (a) a Patent, that, in the absence of a (sub)license under, or ownership of, such Patent, the Development, Manufacture or Commercialization of such invention, discovery, process or product (including making, using, offering for sale, selling or importing thereof), as appropriate, with respect to a given country, would infringe such Patent (or, in the case of a Patent that has not yet issued, would infringe any then-pending claim in such Patent if it were to issue with such claim), and (b) any Know-How, that, in the absence of a (sub)license under, or ownership of, such Know-How, the Development, Manufacture or Commercialization (including making, using, offering for sale, selling or importing thereof) of such invention, discovery, process or product incorporates, embodies or otherwise makes use of such Know-How. “CREATE Act” has the meaning set forth in Section 9.5. “Data” means any and all non-aggregated and aggregated research, pharmacology, pre-clinical, clinical, commercial, marketing, process development, Manufacturing and other data or information, including investigator brochures and reports (both preliminary and final), statistical analyses, expert opinions and reports, and safety data, in each case generated from, or related to, Clinical Studies or non-clinical studies, research or testing specifically related or directed to a Product. For the avoidance of doubt, Data shall be deemed Confidential Information of the Disclosing Party for the purposes of this Agreement and subject to Section 10.1 of this Agreement. “Development” or “Develop” means any and all clinical drug development activities conducted before or after obtaining Marketing Approval that are reasonably related to or leading to the development, preparation, and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or expanding Marketing Approval or to the appropriate body for obtaining, supporting or expanding pricing approval, including all activities related to pharmacokinetic profiling, design and conduct of Clinical Studies, regulatory affairs, statistical analysis, report writing, and regulatory

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 12 of 94 GDSVF&H\6023374.4 filing creation and submission (including the services of outside advisors and consultants in connection therewith). “Developmental Milestone Event” has the meaning set forth in Section 8.2. “Developmental Milestone Payment” has the meaning set forth in Section 8.2. “Disclosing Party” has the meaning set forth in Section 10.1.1. “Dispute” has the meaning set forth in Section 14.1.1. “Dollars” or “$” means the lawful currency of the United States. “Early Launch Date” has the meaning set forth in Section 8.6.2. “Effective Date” has the meaning set forth in the Preamble. “EMA” means the European Medicines Agency or any successor to the European Medicines Agency. “European Union” or “EU” means the member states of the European Union as of the Effective Date and the United Kingdom, and such other countries as may become part of the European Union after the Effective Date. “Effective Date” has the meaning set forth in the preamble. “Equity Financing” means any issuance, sale or distribution of capital stock of BP or any of its Affiliates at its then-current fair market value, in any transaction or series of transactions that include(s) participation by at least one Third Party and which transaction is engaged in primarily for equity financing purposes, the proceeds of which shall be deployed to Exploit the Product or otherwise expensed in the business of BP (including an underwritten public offering of any of BP or any of its Affiliate’s capital stock). “Equity Financing Consideration” has the meaning set forth in Section 8.7.3. “Equity Financing Revenue Share” has the meaning set forth in Section 8.7.3. “Exploitation” or “Exploit” means make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import, have imported, Research, have Researched, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized and otherwise exploit. For the avoidance of doubt, Exploitation or Exploit may mean any or all of the foregoing, as the context requires. “FDA” means the United States Food and Drug Administration or a successor to the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 13 of 94 GDSVF&H\6023374.4 United States Food and Drug Administration. “Field” means all therapeutic and diagnostic uses. “Finished Product” means a Product in its finished, labeled, assembled, and packaged form, ready for sale to the market or use in clinical trials (including Clinical Studies) or pre-clinical studies, as the case may be. “First Commercial Sale” means, on a Product-by-Product and country-by-country basis, the first commercial sale in an arms’ length transaction of a Product to a Third Party by a Party or any of its Affiliates in such country following receipt of applicable Marketing Approval of such Product in such country. For clarity, the “First Commercial Sale” shall not include any distribution or other sale solely for patient assistance, named patient use, compassionate use, or test marketing programs or non-registrational studies or similar programs or studies where the Product is supplied without charge or at the actual Manufacturing cost thereof (without allocation of indirect costs or any markup). “FTE” means full-time equivalent person-year of work performing activities hereunder and working [***]. For clarity, indirect personnel (including support functions such as legal or business development) shall not constitute “FTEs.” “FTE Costs” for a given period means the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated by a Party or its Affiliates in the particular period to the direct performance of the activities allocated to such Party hereunder and (b) the FTE Rate. “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal to [***] Dollars ($[***]) per annum (which may be prorated on a daily or hourly basis as necessary). “GLP” means the then-current practices and procedures set forth in Title 21, United States Code of Federal Regulations, Part 58 (as amended), and any other regulations, guidelines or guidance documents relating to good laboratory practices, or any foreign equivalents thereof in the country in which such studies or clinical trials (including Clinical Studies) are conducted or that are otherwise applicable. “GLP Tox Study” means, with respect to a Product, a study conducted in a species using applicable GLP for the purposes of assessing the efficacy, safety or the onset, severity, and duration of toxic effects and their dose dependency with the goal of establishing a profile sufficient to support the filing of an IND. “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 14 of 94 GDSVF&H\6023374.4 instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body. “Government Official” means any Person employed by or acting on behalf of a government, government-controlled entity or public international organization; any political party, party official or candidate; any Person who holds or performs the duties of an appointment, office or position created by custom or convention; and any Person who holds himself or herself out to be the authorized intermediary of any of the foregoing. “Improper Action” has the meaning set forth in Section 12.8.1.2. “Indemnification Claim Notice” has the meaning set forth in Section 12.3. “Indemnified Party” has the meaning set forth in Section 12.3. "Initial Product Development Plan" has the meaning set forth in Section 4.1. “Initiation” or “Initiated” means, (a) with respect to a Clinical Study of a Product, the first dosing of the first human subject pursuant to the protocol for such Clinical Study or (b) with respect to a GLP Tox Study, the start date of the in-life phase of such GLP Tox Study. “IND” means (a) an Investigational New Drug Application as defined in the United States Federal Food, Drug and Cosmetic Act (“FD&C Act”) and Applicable Law promulgated thereunder by the FDA, (b) the Investigational Medicinal Product Dossier (“IMPD”) in the European Union, or (c) the equivalent application to the applicable Regulatory Authority in any other regulatory jurisdiction, and any amendments to the foregoing (a), (b) or (c), in each case, the filing of which is necessary to initiate or conduct clinical testing of an investigational drug or biological product in humans in such jurisdiction. “Indication” means a distinct type of disease or medical condition in humans to which a Product is directed and eventually approved. To distinguish one Indication from another Indication, the two Indications have to be [***]. Notwithstanding the foregoing: (a) [***]; and (b) [***]. For avoidance of doubt, [***]. “Indirect Taxes” means value added, sales, consumption, goods and services taxes or similar taxes required by Applicable Law to be disclosed as a separate item on the relevant invoice. “Infringement Action” has the meaning set forth in Section 9.7.2. “Intellectual Property Rights” means, collectively, Patents, Copyrights, Trademarks, designs, domain names, moral rights and all other intellectual property and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 15 of 94 GDSVF&H\6023374.4 proprietary rights. “Insolvent Party” has the meaning set forth in Section 13.3.3. “Key IP” has the meaning set forth in Section 9.3.2.1. “Know-How” means all technical and other information and any document in which the foregoing is recorded, which at the time it is disclosed pursuant to this Agreement is not in the public domain, including ideas, concepts, inventions, discoveries, data (including Data), formulae, specifications, information relating to any materials, procedures for experiments and tests, results of experimentation and testing, computer programs or algorithms, results of any aspect of Exploitation including laboratory records and data analyses. “Known Third-Party Obligations” means any agreement in place as of the Effective Date that licenses to Pieris Intellectual Property Rights that Cover the Commercialization of the Product. The Known Third-Party Obligations are the Product Cell Line License and the [***]. “Losses” has the meaning set forth in Section 12.1. “MAA” means a Marketing Authorization Application, in relation to any Product, filed or to be filed with the FDA, EMA or equivalent national agency, for authorization to place a medicinal product on the market in the United States, European Union, or any other territory. For avoidance of doubt, an MAA in the United States is a Biological License Application (“BLA”) as described in Section 351(a) of the United States Public Health Service Act (“PHS Act”), or an abbreviated Biological License Application as described in Section 351(k) of the PHS Act. “Manufacture” or “Manufacturing” means all activities related to the manufacture of Product, including manufacturing supplies for Research, Development or Commercialization, packaging, in-process and Finished Product testing, pharmaceutical development including process development and validation, release of product, or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing. “Marketing Approval” means all approvals, licenses, registrations or authorizations of the Regulatory Authorities in a country, necessary for the commercial marketing and sale of the Product in such country, including the approval of an MAA or a BLA and pricing. “Material Anticalin Communication” means any communication (including

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 16 of 94 GDSVF&H\6023374.4 meetings) with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key Product quality attributes (e.g., purity), significant safety findings, significant clinical or nonclinical findings affecting patient safety, or significant efficacy or lack of efficacy, in each case with respect to a Product, that could materially affect Anticalin proteins per se (e.g., serious adverse events, emerging safety signals). “Material Product Communication” means any communication (including meetings) with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key quality attributes (e.g., purity), significant safety findings, significant clinical or nonclinical findings affecting patient safety, or significant efficacy or lack of efficacy, in each case with respect to a product that contains the same Anticalin Building Block as the Product and could materially affect the Product (e.g., serious adverse events, emerging safety signals). “Net Sales” means the gross invoiced amount on sales of Product by or on behalf of BP, its Affiliates, and its Sublicensees to Third Parties (which Third Parties will include distributors) after deduction of the following amounts, to the extent taken: (a) [***]; (b) [***]; (c) rebates and similar payments made with respect to sales paid for by any Governmental or Regulatory Authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program in the United States or equivalent governmental program in any other country; (d) [***]; (e) [***]; (f) [***]; (g) [***]; and (h) the actual cost for transportation costs, distribution expenses, special packaging and related insurance charges. Net Sales (including any deductions) will be calculated using BP’s internal audited systems used to report such sales as adjusted for any of the items above not taken into account in such systems, and in each case, which are in accordance with Accounting Standards, fairly applied and as employed on a consistent basis throughout BP’s operations. [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 17 of 94 GDSVF&H\6023374.4 If a Product is sold as part of a Combination Product (as defined below), the Net Sales from such Product, for the purposes of determining royalty payments, will be determined by multiplying the Net Sales (as determined without reference to this paragraph) of the Combination Product by the fraction A/(A+B), where A is the standard sales price of the ready-for-sale form of the Product, containing the same amount of the sole active ingredient as the Combination Product in question, in the given country when sold separately in finished form; and B is the standard sales price of the ready-for-sale form of the product containing the same amount of the other therapeutically active ingredient(s) that is contained in the Combination Product in question, in the given country, each during the applicable royalty period or, if sales of all compounds did not occur in such period, then in the most recent royalty reporting period. In the event, however, that if, in a specific country either or both of the Product and the other therapeutically active ingredient in such Combination Product are not sold separately in such country, a market price for such Product and such other active ingredient will be negotiated by the Parties in good faith for the purposes of performing the calculation above to determine royalty payments on the Net Sales from such Combination Product. As used above, the term “Combination Product” means a Product that includes at least one additional therapeutically active ingredient (whether co-formulated or co-packaged). The same methodology set forth above shall be used to the extent that there are more than two therapeutically active ingredients that are part of the Combination Product. Transfers or dispositions of Product: (i) in connection with patient assistance programs; (ii) for charitable purposes; (iii) for preclinical, clinical, regulatory or governmental purposes or under so-called “named patient” or other limited access programs; or (iv) for use in any tests or studies necessary to comply with any Applicable Law, regulation or request by a Regulatory Authority shall not, in each case of (i) through (iv), be deemed sales of such Product for purposes of this definition of “Net Sales.” “Other Assets” has the meaning set forth in Section 8.7.8. “Other Pieris IP” has the meaning set forth in Section 9.3.4. “Out-of-Pocket Costs” means all direct project expenses paid or payable to Third Parties, which are specifically identifiable and incurred for services or materials provided by them directly in their performance of applicable activities with respect to a Product; such expenses to have been recorded as income statement items in accordance with Accounting Standards and for the avoidance of doubt, not including pre-paid amounts (until expensed in accordance with Accounting Standards). For clarity, Out-of-Pocket Costs do not include FTE Costs. “Party” the meaning set forth in the preamble. “Party Representatives” has the meaning set forth in Section 12.8.1.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 18 of 94 GDSVF&H\6023374.4 “Patents” means all patents and patent applications (which for the purpose of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, revalidations, extensions, registrations and supplementary protection certificates and the like of any such patents and patent applications, and any and all foreign equivalents of the foregoing. “Patent Term Extensions” has the meaning set forth in Section 9.9. “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual. “Phase 1 Study” means a clinical study of an investigational product in human subjects which provides for the first introduction into humans of such investigational product, conducted in healthy volunteers or patients to obtain information on product safety, tolerability, pharmacological activity or pharmacokinetics, as described in 21 C.F.R. § 312.21(a), or a comparable clinical study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a Phase 1 Study shall be deemed commenced when Initiated. “Phase 1b Study” or “Phase 2 Study” means: (a) the expansion of a Phase 1 Study to include additional patient(s) following the selection of one or more dose(s) and regimen(s) during the dose escalation part of the Phase 1 Study (such as a maximum tolerated dose) or (b) a clinical study of an investigational product that is prospectively designed to establish the safety, dose ranging and efficacy of a product as further defined in 21 C.F.R. § 312.21(b), or a comparable clinical study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a “Phase 1b Study” or “Phase 2 Study” shall be deemed commenced when Initiated. “Phase 3 Study” means a clinical study of an investigational product that is designed to generate statistically significant evidence of the efficacy of such investigational product for one or more Indications or uses (as well as additional safety information) and that is intended to form the primary scientific support for filing a BLA to obtain Marketing Approval to market the investigational product, (or any MAA for the non-United States equivalent thereof). The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a Phase 3 Study shall be deemed commenced when Initiated. For clarity, a Phase 1b Study or Phase 2 Study that enables Accelerated Approval of an investigational product based on surrogate endpoints is not a Phase 3 Study. For further clarity, “Phase 3 Study” shall also include

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 19 of 94 GDSVF&H\6023374.4 phase 4 confirmatory trials (i.e., any Clinical Study to confirm the anticipated benefit of a drug that was subject to Accelerated Approval). “Pieris” has the meaning set forth in the preamble. “Pieris Building Block IP” means the Pieris Building Block Know-How and the Pieris Building Block Patents and any Intellectual Property Rights therein. “Pieris Building Block Know-How” means the Know-How Covering only each Building Block individually, excluding the Pieris Platform IP and the Pieris Platform Improvement IP. “Pieris Building Block Patents” means the Patents Covering only each Building Block individually, excluding the Pieris Platform IP and the Pieris Platform Improvement IP. The Pieris Building Block Patents as of the Effective Date are listed on Exhibit 1.128. “Pieris Conducted Activities” means the activities for which Pieris is designated as responsible (and which it has agreed to be responsible for) under the Product Development Plan and Technology Transfer Plan. “Pieris Germany” has the meaning set forth in the preamble. “Pieris Indemnitees” has the meaning set forth in Section 12.1. “Pieris IP” means the Pieris Patents and the Pieris Know-How and any Intellectual Property Rights therein. “Pieris Know-How” means all Know-How that is Controlled by Pieris or its Affiliates as of the Effective Date and thereafter during the Term, other than pursuant to the licenses granted by BP or its Affiliates or Sublicensees under this Agreement, and is (i) used in connection with the Exploitation of any Product or (ii) reasonably necessary or reasonably useful for the Exploitation of any Product. “Pieris Patents” means any Patents that are Controlled by Pieris or its Affiliates as of the Effective Date and thereafter during the Term, that Cover the Exploitation of any Product pursuant to the terms of this Agreement. The Pieris Patents as of the Effective Date are listed in Exhibit 1.134. “Pieris Platform Improvement IP” means any and all Know-How created, invented or generated by or on behalf of employees, agents, or independent contractors of Pieris or its Affiliates (whether alone or jointly) or BP or its Affiliates during the course of performing activities pursuant to this Agreement that constitutes an improvement, modification or enhancement to, or derivative of, the Pieris Platform IP, including any Intellectual Property Rights subsisting therein for example, Patents (“Pieris Platform

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

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Improvement Patents").

1.136. "**Pieris Platform IP**" means Pieris Platform Know-How and the Pieris Platform Patents.

1.137. **"Pieris Platform Know-How"** means Know-How Controlled by Pieris or its Affiliates as of the Effective Date or thereafter that is necessary or useful for the practice of the Pieris Platform Technology.

1.138. **"Pieris Platform Patents**" means those Patents Controlled by Pieris or its Affiliates as of the Effective Date and thereafter that are necessary or useful to practice the Pieris Platform Technology. A list of the Pieris Platform Patents as of the Effective Date is attached as Exhibit 1.138 hereto and will be updated by Pieris as required from time to time during the Term.

1.139. "**Pieris Platform Technology**" means (i) Anticalin Libraries, Anticalin Selection, Anticalin Expression, Anticalin Characterization, and Anticalin Affinity Maturation, all to the extent Controlled by Pieris or its Affiliates and (ii) all Know-How (and all Intellectual Property Rights therein) used by or on behalf of Pieris in connection with the materials and processes of subsection (i) of this definition.

1.140. **"Pieris Product IP"** means the Pieris Product Know-How and Pieris Product Patents.

1.141. **"Pieris Product Know-How"** means all Pieris Know-How in relation to any Product as of the Effective Date, excluding the Pieris Building Block Know-How, the Pieris Platform Know-How and the Pieris Platform Improvement Know-How.

1.142. **"Pieris Product Patent"** means the Pieris Patents Covering any Product or uses thereof as of the Effective Date excluding the Pieris Building Block Patents, the Pieris Platform Patents and the Pieris Platform Improvement Patents. The Product Patents are listed in Exhibit 1.142.

1.143. "**Pieris US**" has the meaning set forth in the preamble.

1.144. "**Product**" means a bispecific Antibody-Anticalin protein fusion Biologic comprising the Antibody Building Block Targeting [***] set forth in Exhibit 1.144 and the Anticalin Building Block Targeting [***] with the sequence set forth in Exhibit 1.144.).

1.145. "**Product Cell Line License**" means the Commercial License Agreement related to the Product by and between [***] and [***] with an effective date of [***].

1.146. "**Product Development Plan**" means a plan setting out the roles and responsibilities of each Party in connection with the Development and Manufacture of

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 21 of 94 GDSVF&H\6023374.4 Product as set forth in this Agreement. The Product Development Plan shall also include a budget outlining the costs associated with the Manufacturing tasks detailed in such Plan, and may be updated by BP from time to time. “Product Royalty” has the meaning set forth in Section 8.4.1. “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a particular Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as all proceedings that may take place before the patent office in any given country or territory, including but not limited to U.S. interferences, U.S. inter partes reviews and EP oppositions. For avoidance of doubt, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any actions taken with respect to a Patent under Section 9.6 or Section 9.7. “Publishing Party” has the meaning set forth in Section 10.2.1. “Receiving Party” has the meaning set forth in Section 10.1.1. “Regulatory Authority” means any Governmental Authority involved in granting approvals for Development, Manufacturing or Commercialization, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare and the Pharmaceuticals and Medical Devices Agency in Japan. “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any applicable Governmental Authority or Regulatory Authority, other than an issued and unexpired Patent, including any regulatory data protection exclusivity (including, where applicable, pediatric exclusivity and/or orphan drug exclusivity) and/or any other exclusivity afforded by restrictions which prevent the granting by a Regulatory Authority of regulatory approval to market a Biosimilar. “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, case report forms, trial master file, drug master file (“DMF”), common technical documents, question and answers with Regulatory Authorities, Marketing Approvals or other filings or communications made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture or Commercialize a Product in a particular country or regulatory jurisdiction. “Research” or “Researching” means activities, other than Development, related to the design, discovery, generation, identification, profiling, characterization, production, process development, cell line development, pre-clinical development or non-clinical or pre-clinical studies of drug candidates and Product.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 22 of 94 GDSVF&H\6023374.4 “Reviewing Party” has the meaning set forth in Section 10.2.1. “[***]” has the meaning set forth in Section 2.4.1. [***] with regards to a Product in any portion of the [***]. “[***]” means the [***]. “Royalty Term” means, on a Product-by-Product and country-by-country basis, the time period from the First Commercial Sale of such Product in such country until the later of (a) the last to expire of the Valid Claims Covering the Manufacture or Commercialization (including the use, sale or offer for sale) of such Product in such country and (b) [***] years from the First Commercial Sale of such Product in such country. “Rules” has the meaning set forth in Section 14.1.4.1. “Sales Milestone Event” has the meaning set forth in Section 8.3. “Sales Milestone Payments” has the meaning set forth in Section 8.3. “Senior Executives” means the Chief Executive Officers of Pieris and BP. “Senior Representatives” means a Vice President-level or above representative with relevant decision-making authority with respect to an applicable Dispute under this Agreement. “SPCs” has the meaning set forth in Section 9.9. “Sublicense” means an agreement between BP or its Affiliates or Sublicensees and a further Sublicensee. “Sublicense Consideration” means Consideration in connection with a Sublicense (including an agreement that includes the right to have sold, such as in certain distributor or co-promotion agreements). For avoidance of doubt, “Sublicense Income” shall not include royalties based on [***] or (a) [***], (b) [***], (c) [***], and (d) [***]. In the case of Sublicense Income in the form of a premium paid solely by Sublicensee in exchange for the issuance of equity in BP or any Affiliate over and above the then-current fair market value of such equity, or Sublicense Income in the form of in-kind or non-monetary consideration, the amount of the premium or the monetary value of the consideration will be negotiated by the Parties in good faith. “Sublicense Revenue Period” has the meaning set forth in Section 8.7.4.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 23 of 94 GDSVF&H\6023374.4 “Sublicense Revenue Share” has the meaning set forth in Section 8.7.4. “Sublicensee” means a Third Party to whom BP or its Affiliates or Sublicensees has, pursuant to Section 2.3.1, granted a sublicense under any rights granted under Section 2.1 to Exploit the Product. “Target” means the biological target of a pharmacologically active drug compound. “Target” and “Targeting” have a correlative meaning. “Technology Transfer Plan” has the meaning set forth in Section 4.3.2. “Term” has the meaning set forth in Section 13.1. “Terminated Product” has the meaning set forth in Section 13.3.1. “Territory” means all countries of the world. “Third Party” means any Person other than BP, Pieris or their respective Affiliates. “Third Party Claims” has the meaning set forth in Section 12.1. “Third Party License Cost Split” has the meaning set forth in Section 8.6.2. “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing. “[***]” has the meaning set forth in Section 12.2. “[***] License Agreement” has the meaning set forth in Section 12.2. “Valid Claim” means (a) a claim of an issued and unexpired Pieris Patent or Co- Invented Arising Patent, which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction by a final determination without the possibility of appeal or has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise by a final determination without the possibility of appeal or (b) a claim of a pending Pieris Patent or Co-Invented Arising Patent that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling; provided, however, that Valid Claim will exclude any such pending claim in an application that has not been granted within [***] years following the earliest priority filing date for such application. Notwithstanding the foregoing, [***]. 2. LICENSE GRANTS

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

2.1. **Product**. Subject to the terms and conditions set forth herein, Pieris hereby grants to BP:

2.1.1. a non-exclusive, sublicensable (subject to Section 2.3.1), personal and non-transferable (except as set forth Section 14.3), right and license under the Pieris IP (including the Platform IP, Pieris Platform Improvement IP and Pieris Building Block IP but excluding the Pieris Product IP) to Exploit (subject to Section 4.5) Products in the Territory solely for Commercialization of such Product in the Field and in the Territory;

2.1.2. a royalty-bearing, sublicensable (subject to Section 2.3.1), non-transferable (except as set forth in Section 14.3), exclusive (even as to Pieris, subject to Section 2.2) right and license under the Pieris Product IP to Exploit (subject to Section 4.5) Products in the Territory solely for Commercialization of such Product in the Field.

2.2. **Development and Manufacturing Assistance License**. Subject to the terms and conditions set forth herein, BP hereby grants to Pieris a non-exclusive license under the Pieris Product IP to assist BP in connection with the Development and Manufacture of Products for such time as Pieris' supporting in Developing and Manufacturing the Product as contemplated under this Agreement is concluded.

2.3. **Sublicense and Subcontract Rights and Obligations.**

2.3.1. **BP Sublicensing and Subcontracting**. BP shall have the right to sublicense or subcontract (through multiple tiers), in whole or in part, the rights provided under Section 2.1 above; provided, however: (a) such Sublicense or subcontractor agreement will be consistent with all relevant terms and conditions of this Agreement, (b) such Sublicense or subcontractor agreement shall not relieve BP of its diligence obligations hereunder, (c) BP will remain liable for performance of all the terms and conditions of this Agreement (including but not limited to payment terms) such that any act or omission by or on behalf of a Sublicensee or subcontractor that would be a breach of this Agreement if undertaken by BP, shall be deemed a breach of this Agreement by BP; provided, however, BP shall have the opportunity to cure such breach in accordance with Section 13.2.1, (d) such subcontractors (including, e.g., consultants) and Sublicensees undertake in writing obligations of confidentiality and non-use regarding Confidential Information that are at least as restrictive as those undertaken by the Parties pursuant to Section 10 (except for a commercially-reasonable term for duration of confidentiality), (e) in the case of a [***], BP shall comply with its [***] obligations to Pieris under Section 2.4, and (f) BP shall notify Pieris within[***] Business Days of granting such [***], providing [***] and a summary of [***].

2.3.2. **Pieris Subcontracting**. Pieris may not subcontract, delegate or sublicense

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

the performance of its manufacturing assistance without BP's prior written consent, which may be withheld in BP's sole discretion. Subject to BP's prior written consent, Pieris shall have the right to subcontract its manufacturing assistance; provided, however, that Pieris will remain liable for performance of all the terms and conditions of this Agreement applicable to Pieris such that any act or omission by or on behalf of a subcontractor that would be a breach of this Agreement if undertaken by Pieris, shall be deemed a breach of this Agreement by Pieris. For the avoidance of doubt, Pieris may subcontract its manufacturing assistance to the Persons set forth in Exhibit 2.3.2.

2.4. [***].

2.4.1. In the event that BP determines that it should [***], BP shall promptly provide Pieris written notice prior to [***]. If within [***] days following receipt of [***], Pieris notifies BP of [***].

2.4.2. In the event that BP [***], BP shall promptly provide [***]. If within [***] days following receipt of the [***].

2.4.3. In the event Pieris: (a) does not [***] within [***] days following receipt of the [***]; (b) the Parties [***] day period following Pieris' written notice of such interest; (c) indicates it [***], or (d) [***], then BP shall have no further obligation to Pieris under this Section 2.4, [***].

2.4.4. For the avoidance of doubt (and subject to Section 2.4.3), BP [***] until it has followed the procedure set forth in Section 2.4.1 or Section 2.4.2.

2.5. **No Implied Rights**. No license or other right is or shall be created or granted hereunder by implication, estoppel or otherwise. All licenses and rights hereunder are or shall be granted only as expressly provided in this Agreement. All rights a Party not expressly granted hereunder are reserved by such Party and, except as otherwise expressly set forth herein, may be used by such Party for any purpose.

3. GOVERNANCE, REPORTING & DECISION-MAKING

3.1. **Alliance Manager**. No later than [***] days after the Effective Date, each Party will designate an individual to facilitate communication, Data exchange and coordination of the Parties' activities under this Agreement, including Exploitation of Products (each, an "**Alliance Manager**"). The Alliance Managers shall meet quarterly or as otherwise agreed in order to perform such responsibilities.

3.2. **Decision Making**. BP shall have the exclusive right, and sole responsibility and decision-making authority (either itself or through its Affiliates, agents, subcontractors

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 26 of 94 GDSVF&H\6023374.4 and/or Sublicensees) to Exploit the Products in the Field and in the Territory. Notwithstanding the foregoing, Pieris shall have final decision-making authority with respect to deployment of its internal resources and FTEs under the Product Development Plan or otherwise, provided, however, that Pieris shall have the obligation to make available the internal resources and FTEs as set forth in the Initial Product Development Plan. Annual Reporting. BP shall update Pieris as to the status of the Exploitation of Products through a written annual report no later than [***] days following the end of [***] and each Calendar Year thereafter, outlining BP’s efforts in connection with Exploitation relating to each Product and informing Pieris of material events related to the Development of the Product, including, to the extent not already provided, a copy of the clinical study report (CSR) for each conducted Clinical Study. Such report shall also provide an updated, rolling diligence plan summarizing the Exploitation activities anticipated to be undertaken over [***] years immediately subsequent to the Calendar Year of such report. Such written report shall be in sufficient detail so as to enable Pieris to monitor BP’s compliance with its diligence obligations under Section 7.1, such as setting forth information related to Clinical Studies (such as development phase, Indications, anticipated size and duration, primary endpoints, and top-line results, as available and applicable) that (a) have been conducted in the prior [***] months or (b) are intended to be conducted or Initiated in the next [***] months; anticipated launch dates by country; in the event of [***] successive Calendar Quarters of declining Net Sales of such Product, a high-level explanation of such declining Net Sales. Not more than [***] per Calendar Year, Pieris may reasonably request a telephone conference to discuss the annual report provided under this Section 3.3 and such telephone conference shall occur within [***] days of Pieris’ request. 4. DEVELOPMENT & MANUFACTURING Initial Product Development Plan. The Parties have agreed on an initial Product Development Plan (the “Initial Product Development Plan”), which is attached to this Agreement as Exhibit 4.1. Amendments to the Product Development Plan. Subject to the other provisions of this Agreement, the Product Development Plan may be updated and amended from time to time by BP. Initial Know-How & Materials Transfer. As soon as reasonably practicable and within [***] days following the Effective Date or any other schedule agreed upon by the Parties, Pieris shall transfer to BP, at Pieris’ cost and expense, all Know-How Controlled by Pieris and directly related to the Exploitation of the Products as set forth in the Technology Transfer Plan. As soon as reasonably practicable after the Effective Date and within the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 27 of 94 GDSVF&H\6023374.4 longest of (a) [***] days following the Effective Date, (b) [***] days following BP providing information on where to transfer (including the address) in writing, or (c) any other schedule agreed upon by the Parties, Pieris shall transfer all physical and biological materials Controlled by Pieris and directly related to the Product (such as the master cell bank associated with the Product) as set forth in the Technology Transfer Plan (which will be updated to include a detailed description of each such physical or biological material), subject to the Cell Line License and any quantities of Products available; provided, in the event Pieris reasonably determines that additional time is necessary properly to effectuate such transfer of physical and biological materials, the Alliance Managers shall work together reasonably and in good faith to ensure prompt, proper transfer of such physical and biological materials. Subject to Section 4.3.1, Pieris shall transfer all Know-How described in (and transfer shall be conducted in accordance with) the technology transfer plan attached hereto as Exhibit 4.3.2 (the “Technology Transfer Plan”) which: (a) specifies goals and estimated timelines for the achievement of the transfer; (b) specifies specific Know-How to be transferred; and (c) sets forth those obligations assigned to each Party with respect to such Know-How transfer. The Know-How and Material transfers set forth in this Section 4.3 shall occur in an orderly fashion and in a manner such that the value, usefulness and confidentiality of the transferred Know-How and biological or physical materials are preserved by both Parties. Ongoing Know-How Transfer. Following the initial transfer of Know-How and materials under Section 4.3, Pieris shall provide, in the first [***] months following the Effective Date, BP with reasonably requested non-Manufacturing related Pieris Know- How (such as protocols or Data) and reasonable access to Pieris personnel for questions or clarification as are reasonably required in order for BP to Exploit the Product as contemplated under this Agreement. For avoidance of doubt, any CMC and Manufacturing related assistance shall be handled under Section 4.6. Manufacturing Generally. For avoidance, of doubt, BP shall have sole control over all aspects of the Manufacture of the Products in every country of the world. Pieris Manufacturing Assistance. Without limiting BP’s rights or Pieris’ obligations described in Section 4.3, Section 4.4 or Section 4.5, and as reasonably requested or directed by BP, Pieris shall provide up to [***] Dollars ($[***]) in FTE Costs and Out-of-Pocket Costs connection with the Manufacture of Products. The anticipated contribution of Pieris shall be included in the Product Development Plan, subject to Pieris’ consent with

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 28 of 94 GDSVF&H\6023374.4 respect to proposed contribution of Pieris FTEs beyond what is set forth in the Initial Product Development Plan. The Parties anticipate Pieris will provide up to [***] FTE hours of support during the first [***] months following the Effective date and up to [***] FTE hours in total, in each case in connection with the Initial Product Development Plan. Should activities requested of Pieris in connection with the Product Development require Pieris to perform additional FTE hours, Pieris shall promptly notify the BP Alliance Manager and provide a detailed accounting of the hours expended and activities performed to date and a good faith estimation of the additional FTE hours necessary to complete such requested activities. Upon written authorization of the BP Alliance Manager’s election, such additional FTE hours will be approved. At least [***] per month, or as otherwise mutually agreed, during the time Pieris is performing Pieris Conducted Activities under Product Development Plan, Pieris shall update BP with respect to (a) the activities performed under the Product Development Plan since the previous update, including all results achieved, (b) the expected activities between such update and the next update and the prioritization thereof, (c) any issues or circumstances of which Pieris is aware that may prevent or adversely affect in a material manner its future performance of activities under the Product Development Plan, and (d) any reasonably foreseeable expenditures for amounts expected to be incurred (to the extent material). Within [***] days after the end of each Calendar Quarter, Pieris will provide BP with an itemized accounting in a format agreed between the Parties of the FTE Costs and Out-of-Pocket Costs actually incurred by Pieris in connection with activities under the Product Development Plan during such Calendar Quarter (the “Quarterly Manufacturing Assistance Report”). In addition, [***]. BP shall provide evidence of such [***] to Pieris (which Pieris shall include in the Quarterly Manufacturing Assistance Report) and [***] days after the end of each Calendar Quarter in which Pieris received such evidence. Once Pieris has expended [***] Dollars ($[***]) in Pieris’ FTE Costs and Out-of-Pocket Costs (whether incurred by Pieris or BP) as evidenced by such Quarterly Manufacturing Assistance Reports)), the Parties may mutually agree that Pieris continue to provide Manufacturing assistance, subject to Pieris’ consent and [***]. Without limiting any of its other rights under Section 4.3 or this Section 4.6, BP reserves the right to take over responsibility for any activities performed (or to be performed) by Pieris under the Technology Transfer Plan (including development of a new master cell bank or research cell bank [***] up to: (a) [***] Dollars ($[***]) if [***], or (b) [***] Dollars ($[***]) if [***], in each case (a) or (b), of the [***]. [***] for any other activities in this Section 4.6.5 are subject to [***].

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

4.7. **Expedited Dispute Resolution for Pieris Conducted Activities**. In the event BP reasonably determines there is an issue with any Pieris Conducted Activities, promptly upon BP's request and in any event within [***] Business Days, Pieris agrees to negotiate reasonably and in good faith in connection with any aspect of the Pieris Conducted Activities. BP may escalate any matter which cannot be resolved in such negotiation to the Senior Representatives within [***] Business Days of the start of such negotiation and to the Senior Executives within [***] Business Days of the escalation to the Senior Representatives (if such Senior Representatives do not resolve such matter in such [***] Business Days).

4.8. **Mutual Cooperation**. The Parties will cooperate, and will cause their Affiliates and their and their Affiliates' respective employees, agents and contractors to cooperate, with each other to effectuate the transfer of rights and materials under this Section 4, including by promptly executing and recording assignments and other documents as requested by each Party (including the [***]). This includes those items in Exhibit 4.3.2 which are indicated to require BP's written agreement prior to transfer.

4.9. **Product Cell Line License**.

4.9.1. Within [***] days of receipt of the up-front payment in Section 8.1, Pieris shall assign the Product Cell Line License to BP as permitted under such License.

4.9.2. The Parties acknowledge that the Manufacture the Product (as it exists as of the Effective Date) is subject to the Product Cell Line License.

4.9.3. Each Party shall comply with its obligations under the terms of the Product Cell Line License (including in connection with the Exploitation of the Product) and shall notify the other Party immediately if it becomes aware of any dispute under such agreement. Each Party agrees to provide all reasonably requested assistance and information to the other Party to assist such other Party in its compliance with the Product Cell Line License.

5. REGULATORY

5.1. **Ownership**. As between Pieris and BP, BP will exclusively own, maintain and have control over all INDs, MAAs and related regulatory documentation submitted to any Regulatory Authority with respect to any Product Exploited under this Agreement.

5.2. **Responsibility**. For the avoidance of doubt, BP (either itself or through its Affiliates, subcontractors and/or Sublicensees) will have sole control over (including the exclusive right, sole responsibility and final decision-making authority for) all aspects of regulatory matters relating to any Product, including (a) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 30 of 94 GDSVF&H\6023374.4 Authority; (b) interfacing, corresponding and meeting with each Regulatory Authority; (c) seeking and maintaining all regulatory filings; (d) maintaining and submitting all records required to be maintained or required to be submitted to any Regulatory Authority; and (e) conducting all Clinical Studies and non-clinical studies BP believes appropriate. Communications. Material Communications. BP Communications. Within [***] Business Days after receipt of any Material Anticalin Communication from a Regulatory Authority with respect to any Product (or [***] Business Days to the extent such Material Anticalin Communication is related to a Clinical Study hold or potential Clinical Study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority for any Product), BP will provide Pieris, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Anticalin Communication. Pieris Communications. Within [***] Business Days after receipt of any Material Product Communication from a Regulatory Authority with respect to any product Controlled by Pieris (or [***] Business Days to the extent such Material Product Communication is related to a Clinical Study hold or potential Clinical Study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority for any Product), Pieris will provide BP, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Product Communication. Safety Exchange Agreement. To the extent necessary for either Party to comply with Applicable Law or Regulatory Authority requirements, the Parties may negotiate in good faith and enter into a safety data exchange agreement. Recalls. BP shall have the sole right to determine whether and how to implement a recall or other market withdrawal of any Product. 6. COMMERCIALIZATION Commercialization. For the avoidance of doubt, BP shall be solely responsible for and have sole control over all aspects of the Commercialization of each Product in every country of the world, including planning and implementation, distribution, booking of sales, pricing, reimbursement, and costs.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 31 of 94 GDSVF&H\6023374.4 Reporting. BP shall remain subject to the reporting requirements under Section 3.3 with respect to the Commercialization of the Product. 7. DILIGENCE & NON-COMPETE Diligence Requirements. BP shall use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize at least [***] for at least [***] Indication in the Field for each of the following geographies: (a) [***]; (b) [***]; (c) [***]; and (d) [***]. For the avoidance of doubt, BP may satisfy its obligations under this Agreement (including this Section 7.1) through the efforts of its Affiliates, subcontractors or Sublicensees. Non-Compete Generally. During the Term, to the maximum extent permitted by Applicable Law, each Party and its Affiliates and Sublicensees covenants not to Exploit, itself or with a Third Party, any Competing Product in the Field and in the Territory; provided, notwithstanding anything to the contrary in this Agreement: the restrictions in Section 7.2.1 will not apply to any BP Parent Entity, provided that the Exploitation of a Competing Product occurs without any access by the relevant BP Parent Entity to any Know-How or Pieris Confidential Information in BP’s possession or control related to the Product; provided further that no BP Restricted Entity or BP Restricted Individual is employed, contracted or otherwise consulted by the relevant BP Parent Entity in the Exploitation of the Competing Product in any way; and provided further, that a “firewall” of reasonable safeguards is put in place by BP between individuals with access to information related to the Product, on the one hand, and the personnel responsible for the Exploitation of such Competing Product, on the other hand, and the Development or Commercialization of such Competing Product does not make use of or incorporate any technology Covered by Pieris Patents; and the restrictions placed on BP and its Affiliates in Section 7.2.1 will not apply in the event of a Change of Control of BP or any of its Affiliates where BP or the applicable Affiliate is acquired, provided that the Exploitation of such Competing Product occurs without any access to any Know-How or Pieris Confidential Information in BP’s possession or control related to the Product; and provided further, that a “firewall” of reasonable safeguards is put in place by BP between individuals with access to information related to the Product, on the one hand, and the personnel responsible for the Exploitation of such Competing Product, on the other hand, and the Development or Commercialization of such Competing Product does not make use of or incorporate any technology Covered by

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 32 of 94 GDSVF&H\6023374.4 Pieris Patents. Effect of Sublicense. Notwithstanding Section 7.2.1, to the extent that BP enters into a Sublicense wherein BP plays no role whatsoever in the Development, Manufacture, and Commercialization of a Product, then, in such case BP and its Affiliates shall be permitted to Research, Develop, Manufacture or Commercialize a Competing Product. For avoidance of doubt, such Sublicensee shall remain subject to the non-compete set forth in Section 7.2.1 and BP shall remain obligated and liable for any breach of such non-compete by such Sublicensee. 8. PAYMENTS Up-Front License Fee. In partial consideration for the license and rights granted to BP herein related to Products, BP will pay, or cause to be paid, to Pieris within[***] days of the Effective Date a one-time payment of [***] Dollars ($[***]). Such payment will be non-refundable, non-creditable and not subject to set-off. Developmental Milestones. In partial consideration for the license and rights granted to BP herein related to Products, on a Product-by-Product basis, BP will make, or cause to be made, milestone payments to Pieris (each, a “Developmental Milestone Payment”) upon the first achievement of the development and regulatory milestone events set forth in this Section 8.2 (each, a “Developmental Milestone Event”) with respect to such Product. Such Developmental Milestone Payments shall be made within [***] days after achievement of the corresponding Developmental Milestone Event.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 33 of 94 GDSVF&H\6023374.4 Developmental Milestone Event [***] [***] [***] Phase 1 Study Initiation: [***] Dollars ($[***]) [***] [***] Phase 1b Study Initiation or Phase 2 Study Initiation: [***] Dollars ($[***]) [***] [***] Phase 3 Study Initiation: [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] [***] [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Total [***] Dollars ($[***]) [***] Dollars ($[***]) [***] Dollars ($[***]) For the avoidance of doubt: (a) the total maximum milestones payable under this Section 8.2 for each Product, for the first Indication, shall not exceed [***] Dollars ($[***]); (b) the total maximum milestones payable under this Section 8.2 for each Product, for the second Indication, shall not exceed [***] Dollars ($[***]); (c) the total maximum milestones payable under this Section 8.2 for each Product, for the third Indication, shall not exceed [***] Dollars ($[***]); and (d) the total maximum milestones payable under this Section 8.2 for each Product, in the aggregate for any and all Indications, shall not exceed [***] Dollars ($[***]). With respect to each Developmental Milestone Event for each Product, the Development Milestone Payments to be made under this Section 8.2 shall be due and payable only once, regardless of whether Commercialized as single agent, Combination Product or Product Bundle. The [***] and the [***] milestones shall be deemed achieved upon [***]. For avoidance of doubt, single events may trigger multiple Developmental Milestone Payments. For example, to the extent that a [***] is Initiated with respect to a Product and such [***] is directed to two Indications, then both the [***] Dollar ($[***]) and [***] Dollar ($[***]) Developmental Milestone Payments shall be due in connection with such single [***] Initiation.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 34 of 94 GDSVF&H\6023374.4 If any of the above Developmental Milestone Events are skipped (i.e. a later Developmental Milestone Payment is payable before an earlier Developmental Milestone Payment), the skipped Developmental Milestone Event will be deemed to have been achieved upon the earlier of achievement of the subsequent milestone or upon Marketing Approval and the corresponding Developmental Milestone Payment(s) shall then become due, as applicable. Notwithstanding the above, if a Product receives Accelerated Approval in [***], based on a Phase 1b Study or Phase 2 Study, and the applicable Regulatory Authority requires a confirmatory Phase 3 Study to be Initiated after such approval, then the applicable [***], shall be deemed achieved, but the Phase 3 Study Initiation Developmental Milestone Event shall only be deemed achieved once such confirmatory Phase 3 Study is Initiated. Sales Milestone Payments. In partial consideration for the license and rights granted to BP herein related to Products, BP shall make, or cause to be made, on a Product-by-Product basis, the non-refundable, non-creditable, one-time payments (the “Sales Milestone Payments”) to Pieris based upon the first achievement of the following Calendar Year cumulative Net Sales of each Product (the “Sales Milestone Event”) as set forth below within [***] days of the end of the Calendar Year in which a Sales Milestone Event is achieved. Sales Milestone Event Sales Milestone Payment The first time Net Sales achieves [***] Dollars ($[***]) in Net Sales of such Product in a Calendar Year [***] Dollars ($[***]) The first time Net Sales achieves [***] Dollars ($[***]) in Net Sales of such Product in a Calendar Year [***] Dollars ($[***]) The first time Net Sales achieves [***] Dollars ($[***]) in Net Sales of such Product in a Calendar Year [***] Dollars ($[***]) The first time Net Sales achieves [***] Dollars ($[***]) in Net Sales of such Product in a Calendar Year [***] Dollars ($[***]) The first time Net Sales achieves [***] Dollars ($[***]) in Net Sales of such Product in a Calendar Year [***] Dollars ($[***]) For the avoidance of doubt, each aforementioned Sales Milestone Payment shall be made only once for each Product, regardless of the number of Products

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 35 of 94 GDSVF&H\6023374.4 achieving the Sales Milestone Event, or the number of Calendar Years in which a Product achieves such Sales Milestone Event. The achievement of a higher Sales Milestone Event shall in addition trigger the payment of a lower Sales Milestone Event in the event such lower Sales Milestone Event had not been triggered prior to achievement of the higher Sales Milestone Event. For example, if in the first Calendar Year following the [***] Sale of a Product, cumulative Net Sales of such Product in such Calendar Year are [***] Dollars ($[***]), the Sales Milestone Event for cumulative Net Sales achieving [***] Dollars ($[***]), [***] Dollars ($[***]) and [***] Dollars ($[***]) in Net Sales for such Product in a Calendar Year will be triggered and, upon receipt of notice from BP of achievement of such Sales Milestone Events, Pieris shall invoice BP for the corresponding [***] Dollar ($[***]), [***] Dollar ($[***]) and [***] Dollar ($[***]) Sales Milestone Payments. For the avoidance of doubt, the total maximum milestones payable for each Product under this Section 8.3 shall not exceed [***] Dollars ($[***]). Royalty Payments. In partial consideration for the license and rights granted to BP herein related to Products, BP shall make, or cause to be made, to Pieris, on a Product-by-Product basis during the Royalty Term for each such Product, payments of royalties equal to the following percentages of Net Sales (“Product Royalty”) of such Product over a Calendar Year in the Territory. Annual Calendar Year Royalty Bearing Net Sales Royalty Rates owed by BP Portion of Net Sales less than [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***]) [***] Percent ([***]%) Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars [***] Percent ([***]%)

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

($[***])	
Portion of Net Sales equal to or greater than [***] Dollars ($[***])	[***] Percent ([***]%)

8.4.2. By way of illustration, assume in a Calendar Year, during the Royalty Term, that (a) aggregate annual Net Sales of a Product in Dollars total [***] Dollars ($[***]) and (b) no adjustments or deductions to payments under this Section 8 apply. The total Product Royalty due and payable by BP to Pieris for such Net Sales would be, [***] Dollars ($[***]) calculated as follows:

$[***] x [***]% = $[***]

$[***] x [***]% = $[***]

$[***] x [***]% = $[***]

$[***] x [***]% = $[***]

Total Royalty = $[***]

8.4.3. For purposes of determining whether a royalty tier or a Sales Milestone Event described in Section 8.3 or Section 8.4 above has been attained, only Net Sales that are subject to a Product Royalty payment shall be included in the total amount of Net Sales and any Net Sales that are not subject to a Product Royalty payment shall be excluded.

8.4.4. Product Royalties payable under this Section 8.4 shall be payable on actual Net Sales and shall accrue at the time the invoice for the sale of Product is delivered. Product Royalty obligations that have accrued during a particular Calendar Quarter shall be paid, on a Calendar Quarter basis, within [***] days after the end of each Calendar Quarter during which the Product Royalty obligation accrued.

8.5. **Other Payments**.

8.5.1. As between the Parties, BP shall be solely responsible for and, except for the one-time payment set forth in Exhibit 4.1, shall make all payments due in connection with the Product Cell Line License without offset or reduction to the payments due to Pieris under this Section 8.

8.5.2. The Parties acknowledge that Pieris is a Party to the [***] License Agreement in connection with the license of certain Pieris Platform IP. Pieris shall remain solely responsible for all payments due under the [***] License Agreement.

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 37 of 94 GDSVF&H\6023374.4 Other than the Product Cell Line License and the [***] License Agreement, as of the Effective Date, there are no other Known Third-Party Obligations. Additional Royalty Terms. Royalty Term. The Product Royalties due under Section 8.4 shall be paid on a country-by-country basis and shall be payable for the duration of the Royalty Term. Reductions for Third Party Obligations. Except as set forth in Section 8.5, in the event BP or an Affiliate or Sublicensee reasonably determines it would be necessary to obtain licenses to (or otherwise acquire) Patents of Third Parties other than the Known Third-Party Obligations that Cover the active pharmaceutical ingredient (“API”) of the initial Product as set forth in Exhibit 8.6.2, in order to Manufacture after First Commercial Sale or Commercialize the API of such Product (but not, for example, any formulation or associated device, which shall solely be the responsibility of BP) (“Additional Third Party Licenses”), BP or such relevant Affiliate or Sublicensee may negotiate and obtain any such Additional Third Party Licenses but shall not be obligated to do so. Pieris and BP (or such relevant Affiliate or Sublicensee, as applicable) shall share equally the costs under such Additional Third Party Licenses (“Third Party License Cost Split”) and Pieris’ [***] percent ([***]%) share of the royalties and sales milestones associated with such Additional Third Party Licenses shall be payable in the form of a reduction of the Product Royalty and Sales Milestone Payments that would otherwise be payable by BP to Pieris. Pieris’ share of the total costs of such Additional Third Party License shall not reduce Pieris’ Royalty or Sales Milestone Payments by more than [***] percent ([***]%) of the Product Royalty or Sales Milestone Payments otherwise due to Pieris in any Calendar Quarter, provided that reductions to Royalty Payments or Sales Milestone Payments under this Section 8.6.2 not exhausted in one Calendar Quarter may be carried forward to the next Calendar Quarter. Notwithstanding the foregoing, as an incentive to initiate a First Commercial Sale prior to [***] (the “Early Launch Date”), the Third Party Cost Split shall be modified so that Pieris covers [***] percent ([***]%) and BP (or such relevant Affiliate or Sublicensee, as applicable) covers twenty-five percent ([***]%) of the costs associated with any Additional Third Party License attributable to the Commercialization of the Product through the Early Launch Date (as determined in accordance with Accounting Standards). All other terms under this Section 8.6.2 shall otherwise remain the same (including that Pieris’ [***] percent ([***]%) share shall be payable in the form of a reduction of the Product Royalty and Sales Milestone Payments that would otherwise be payable by BP to Pieris, subject to a ([***]%) minimum payment of such Product Royalty and Sales Milestone Payments and subject to the ability to carry forward any unexhausted reductions to future Product Royalty and Sales Milestone Payments). For avoidance

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 38 of 94 GDSVF&H\6023374.4 of doubt, nothing stated herein shall prevent Pieris from seeking licenses to any Intellectual Property Rights from any Third Party as it deems necessary; provided that to the extent that such Intellectual Property Rights constitute Pieris IP, such Intellectual Property Rights are included in the licenses granted under Section 2 of this Agreement. Reduction for Loss of Exclusivity. On a Product-by-Product and country-by- country basis, in the event that (a) there is no Valid Claim Covering the Manufacture or Commercialization (including the use, sale or offer for sale) of such Product in such country, and (b) there is entry of a Biosimilar of such Product in such country, then the Royalty Payment payable to Pieris for such Product in such country shall be reduced by [***] percent ([***]%) of the amount otherwise payable hereunder as and from such Calendar Quarter. For avoidance of doubt, if there is a reduction of the Product Royalty in a country under this Section 8.6.3, there shall be no further reduction of the Product Royalty in such country due to Biosimilar competition under Section 8.6.4. Reduction for Biosimilar Competition. If in any Calendar Quarter after entry of a Biosimilar(s) of a Product in a given country there has been a decline of the Net Sales of the applicable Product in such country of more than [***] percent ([***]%) of the Net Sales of such Product in such country achieved in the [***]consecutive Calendar Quarters immediately prior to such entry in such country, the Royalty Payment payable to Pieris for such Product in such country shall be reduced by[***] percent ([***]%) of the amount otherwise payable hereunder as and from such Calendar Quarter. If in any Calendar Quarter after entry of a Biosimilar(s) of a Product in a given country there has been a decline of the Net Sales of the applicable Product in such country of more than [***] percent ([***]%) of the Net Sales of such Product in such country achieved in the [***] consecutive Calendar Quarters immediately prior to such entry in such country, the Royalty Payment payable to Pieris for such Product in such country shall be reduced by [***] percent ([***]%) of the amount otherwise payable hereunder as and from such Calendar Quarter. Notwithstanding the foregoing, in the event of Biosimilar sales that are later enjoined by a court or otherwise halted (such as on the basis of Patent or Regulatory Exclusivity) and the price of the Product returns to the same level as was achieved immediately prior to entry of the Biosimilar, then royalties shall be restored to the level otherwise contemplated under this Agreement. In the event Pieris acquires Pieris IP from a Third Party after the Effective Date and the use of such Pieris IP by BP would cause Pieris to owe payments to such Third Party which would not otherwise be due but for BP’s use: (a) Pieris shall promptly notify BP in writing of such Pieris IP and such payments (and payment terms related thereto), and (b) in the event BP elects to use such Pieris IP, BP shall

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

make, or cause to be made, payments to Pieris equal to: (i) for such IP that is reasonably necessary for the Exploitation of the initial Product as set forth in Exhibit 8.6.2, [***] percent ([***]%) of the payments set forth in such notice in accordance with the payment terms set forth in such notice; (ii) for such IP that is reasonably useful (but not reasonably necessary) for the Exploitation of any Product, [***] percent ([***]%) of the payments set forth in such notice in accordance with the payment terms set forth in such notice; or (iii) for such IP that is reasonably necessary for the Exploitation of all Anticalin proteins (i.e., Anticalin proteins generally), no amount shall be due from BP.

8.7. **Revenue Sharing**.

8.7.1. Change of Control Within [***] Months of Clinical PoC. In the event that BP undergoes a Change of Control at any time from the Effective Date until [***] months following Clinical PoC, BP shall pay Pieris [***] percent ([***]%) of all COC Consideration due within [***] months of such Change of Control (such period of time the "**Change of Control Revenue Period**" and such sum of money the "**Change of Control Revenue Share**").

8.7.2. Change of Control Thereafter. To the extent that BP undergoes a Change of Control after [***] months following Clinical PoC, then Section 8.7.1 shall apply except that the Change of Control Revenue Share that Pieris receives shall be limited to COC Consideration received by Boston Pharma.

8.7.3. Equity Financing. In the event of an Equity Financing that would have been a Change of Control but for the definition of Equity Financing, BP shall pay Pieris [***] percent ([***]%) of all cash proceeds actually received by Boston Pharma in connection with such Equity Financing ("**Equity Financing Consideration**") (such sum of money the "**Equity Financing Revenue Share**").

8.7.4. In the event that BP Sublicenses its right to a Product, BP shall pay Pieris [***] percent ([***]%) of all Sublicense Consideration due to BP from Sublicensee within [***] months of the Sublicense Effective Date (such period of time the "**Sublicense Revenue Period**" and such sum of money the "**Sublicense Revenue Share**").

8.7.4.1. For avoidance of doubt, the Sublicense Revenue Share shall not relieve BP of its obligation to pay the Developmental Milestone Payments, Sales Milestone Payments, and Product Royalties as set forth in this Section 8.

8.7.4.2. In the case of a Sublicense, to the extent that Sublicense Consideration received by BP from a Sublicensee is made in connection

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 40 of 94 GDSVF&H\6023374.4 with a development or regulatory milestone event that coincides with a Developmental Milestone Event triggering a Developmental Milestone Payment or Sales Milestone Event triggering a Sales Milestone Payment (“Coinciding Milestone Payment”), then the corresponding Sublicense Revenue Share payment shall be calculated based on the amount of the Coinciding Milestone Payment minus the amount of the corresponding Developmental Milestone Payment or Sales Milestone Payment. For example, if BP receives a milestone payment from Sublicensee in connection with BLA Approval in the US in the amount of [***] Dollars ($[***]) (the Coinciding Milestone Payment) during the Sublicense Revenue Period, then the corresponding Developmental Milestone Payment of [***] Dollars ($[***]) to be paid to Pieris under Section 8.2 shall first be subtracted from such amount, yielding [***] Dollars ($[***]) as the basis for the calculation of the Sublicense Revenue Share and a corresponding Sublicense Revenue Share of [***] Dollars ($[***]). For avoidance of doubt, nothing in this Section 8.7.4.2 reduces or alters any Developmental Milestone Payment or Sales Milestone Payment that BP is required to make under this Agreement. BP shall make Sublicense Revenue Share, Change of Control Revenue Share and Equity Financing Revenue Share payments on an ongoing basis, providing such payments within [***] days of receipt of the Sublicense Consideration, Change of Control Consideration or Equity Financing Consideration from the Sublicensee or acquiror, as applicable. BP shall not enter into any Sublicense, Change of Control or Equity Financing with any Third Party or BP Parent Entity which transaction is structured in a way that is designed to deprive Pieris of the benefit of the Revenue Share payable under this Section 8.7. In the event Pieris reasonably determines that a Sublicense, Change of Control or Equity Financing was structured in way that was designed to deprive Pieris of the benefit of the Revenue Share payable under this Section 8.7, the Parties shall cooperate reasonably and in good faith to determine whether such Sublicense, Change of Control or Equity Financing was not structured in way that was designed to deprive Pieris of the benefit of the Revenue Share payable under this Section 8.7 and, if, after such cooperation, Pieris again reasonably determines that such Sublicense, Change of Control or Equity Financing was structured in way that was designed to deprive Pieris of the benefit of the Revenue Share payable under this Section 8.7, to the Parties shall negotiate in good faith the Revenue Share (if any) which would have been payable under this Section 8.7 if such Sublicense, Change of Control or Equity Financing was not structured in way that was designed to deprive Pieris of the benefit of the Revenue Share payable under this Section 8.7.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 41 of 94 GDSVF&H\6023374.4 For the avoidance of doubt, there shall be no multiple counting with respect to COC Consideration, Sublicense Consideration and Equity Financing Consideration and COC Consideration, Sublicense Consideration and Equity Financing Consideration shall each exclude any Consideration already accounted for in another class of Consideration. If any (a) Sublicense includes any sublicense in which BP or any of its Affiliates conveys rights to Exploit one or more products other than the Product, (b) Change of Control of BP conveys rights to Exploit one or more products other than the Product, or (c) Equity Financing that would have been a Change of Control but for the definition of Equity Financing and includes Equity Financing Consideration and contemplates rights to Exploit one or more products other than the Product (the rights to Exploit such products other than the Product in clauses (a), (b) and (c) collectively, the “Other Assets”), then the Sublicense Consideration, COC Consideration or Equity Financing Consideration (as the case may be) will be adjusted to include only the relative value attributed at such time to the Product and to exclude the relative value attributed at such time to the Other Assets. Such relative value and related adjustment will be negotiated by the Parties in good faith. Payment Terms. Manner of Payment. All payments to be made by BP hereunder will be made in Dollars by wire transfer to such bank account as Pieris may designate. Reports and Royalty Payments. For each Calendar Quarter during which Product has been sold and as long as a Product Royalty is due to Pieris under this Agreement, BP will furnish to Pieris (a) a good faith estimate, within [***] days after the end of each such Calendar Quarter, and (b) a written report, within [***] days after the end of each such Calendar Quarter, both (a) and (b) showing the amount of Net Sales of Product and royalty due (in Dollars). The report will include, at a minimum, the following information for the applicable Calendar Quarter, each listed by country of sale: (i) the number of units of each Product on which Product Royalty owed to Pieris hereunder sold by BP or its Affiliates or Sublicensees; (ii) the gross amount received for such sales; (iii) Net Sales for the Calendar Quarter and Year; (iv) deductions provided for in the definition of Net Sales; and (v) the Product Royalties owed to Pieris. Such reports shall be deemed Confidential Information of BP subject to Section 10 of this Agreement. Records and Audits. BP shall keep complete, true and accurate books and records in accordance with its Accounting Standards in relation to this Agreement,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 42 of 94 GDSVF&H\6023374.4 including in relation to the Product and Net Sales. BP will keep such books and records for at least [***] years following the Calendar Year to which they pertain. Pieris may, not more than [***] per Calendar Year, upon written request, cause an internationally-recognized independent accounting firm (the “Auditor”), which is reasonably acceptable to BP, to inspect the relevant records of BP and its Affiliates to verify the payments made or Costs incurred by BP and the related reports, statements and books of accounts, as applicable. Before beginning its audit, the Auditor shall execute an undertaking reasonably acceptable to BP by which the Auditor agrees to keep confidential all information reviewed during the audit. The Auditor shall have the right to disclose to Pieris a non-confidential summary of the basis for its conclusions and its conclusions regarding any payments owed under this Agreement (including, for the avoidance of doubt, the magnitude of any overpayment or underpayment) and to discuss with the Parties how to interpret this Agreement. BP and its Affiliates shall make their records available for inspection by the Auditor (and not, for the avoidance of doubt, Pieris or any other representative of Pieris) during regular business hours at mutually agreed time(s) and place(s), upon receipt of reasonable advance notice from Pieris or the Auditor. Such inspection right shall not be exercised more than [***] in any Calendar Year and not more frequently than once with respect to records covering any specific period of time. In addition, Pieris shall only be entitled to audit the books and records of BP from the [***] Calendar Years prior to the Calendar Year in which the audit request is made; provided, for the avoidance of doubt, neither BP nor any Affiliate shall be required to retain records beyond the period set forth in Section 8.8.3.1. The Auditor shall provide its audit report and basis for any determination to BP at the time such report is provided to Pieris before it is considered final. In the event that the final result of the inspection reveals an undisputed underpayment or overpayment by either Party, the underpaid or overpaid amount shall be settled promptly. Pieris shall pay for such inspections, as well as its expenses associated with enforcing its rights with respect to any payments hereunder. If an underpayment of more than the greater of (a) [***] percent ([***]%) of the total payments due hereunder for the applicable Calendar Year and (b) [***] Dollars ($[***]) is discovered, the fees and expenses charged by the Auditor shall be paid by BP. The terms of this Section 8.8.3 shall apply mutatis mutandis with

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 43 of 94 GDSVF&H\6023374.4 respect to BP’s right to audit Pieris’ records related to any amounts for which Pieris seeks reimbursement or deduction from the pledged Manufacturing assistance. Currency Exchange. The amounts due to Pieris under this Agreement will be expressed in Dollars. When conversion of payments from any foreign currency is required to be undertaken by BP, the Dollar equivalent shall be calculated using BP’s, its Affiliate’s or Sublicensee’s standard conversion methodology consistent with relevant GAAP. Taxes. The royalties, milestones, sublicense revenue share and other amounts payable by BP to Pieris pursuant to this Agreement (“Payments”) shall not be reduced on account of taxes unless required by Applicable Law. Pieris alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by BP) levied on account of, or measured in whole or in part by reference to, any Payments it receives. BP shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. If, however, Pieris is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to BP or the appropriate Governmental Authority (with the assistance of BP to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve BP of its obligation to withhold tax, and BP shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that BP has received evidence, in a form reasonably satisfactory to BP, of Pieris' delivery of all applicable forms at least [***] Business Days prior to the time that the Payments are due. If BP withholds any taxes from the Payments while Pieris is entitled under any applicable tax treaty to a reduction of the rate of, or the elimination of, applicable withholding tax, BP shall cooperate with Pieris with respect to any documentation required by the appropriate Governmental Authority or reasonably requested by Pieris to secure a reduction of the rate of, or the elimination of, the applicable taxes withheld. Notwithstanding anything to the contrary contained in this Agreement, the following shall apply with respect to Indirect Taxes: All payments are stated exclusive of Indirect Taxes. If any Indirect Taxes are chargeable in respect of any payments, BP shall pay such Indirect Taxes at the applicable rate in respect of any such payments following the receipt, where applicable, of an Indirect Taxes invoice issued in the appropriate

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 44 of 94 GDSVF&H\6023374.4 form by Pieris in respect of those payments, such Indirect Taxes to be payable on the due date of the payment of the payments to which such Indirect Taxes relate or at the time such Indirect Taxes are required to be collected by Pieris, in the case of payment of Indirect Taxes to Pieris. The Parties shall issue invoices for all goods and services supplied under this Agreement consistent with Indirect Tax requirements, and to the extent any invoice is not initially issued in an appropriate form, each Party shall promptly inform the other Party and shall cooperate with such other Party to provide such information or assistance as may be necessary to enable the issuance of such invoice consistent with Indirect Tax requirements. Interest Due. BP will pay Pieris interest on any undisputed payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***] percent ([***]%) above SOFR per annum or the maximum applicable legal rate, if less, calculated on the total number of days such payment is delinquent. 9. INTELLECTUAL PROPERTY Ownership of Background IP. Unless otherwise explicitly stated in this Agreement, as between the Parties, all Know-How and Intellectual Property Rights Controlled by a Party prior to the Effective Date or developed separate and apart from this Agreement, shall be deemed owned by the Party Controlling such Know-How or Intellectual Property Rights. Ownership and Right to Exploit. Ownership. Pieris Platform Improvement IP. Pieris Platform Improvement IP shall be solely owned by Pieris. BP, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Pieris all its right, title and interest in and to any Pieris Platform Improvement IP. BP will cooperate, and will cause its and its Affiliates’ respective employees, agents and contractors to cooperate, with Pieris to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership. Pieris Building Block IP. Pieris Building Block IP shall be solely owned by Pieris. BP, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Pieris all its right, title and interest in and to any Pieris Building Block IP. BP will cooperate, and will cause its and its Affiliates’

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Execution Version

respective employees, agents and contractors to cooperate, with Pieris to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

9.2.1.3. Pieris Product IP. Pieris Product IP shall be solely owned by Pieris.

9.2.1.4. Arising IP. BP shall own all Arising IP. Pieris, for itself and on behalf of its Affiliates, shall assign and hereby assigns to BP all right, title and interest in the Arising IP. Pieris will cooperate, and will cause its and its Affiliates' respective employees, agents and contractors to cooperate, with BP to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

9.2.1.5. Right to Exploit. For all Patents within the Pieris IP (including the Pieris Product IP), BP hereby covenants not to practice such Patents outside the scope of the licenses granted to BP under Section 2 of this Agreement. For avoidance of doubt, this includes the Manufacture, use, sale or offer for sale of any Biologic other than the Product licensed under Section 2 of this Agreement. Pieris shall retain the exclusive right to practice (including the grant of (sub)licenses) all Patents within the Pieris IP (including the Product IP) outside the scope of such licenses, subject to the non-compete provisions of Section 7.2.

9.3. **Prosecution and Maintenance.**

9.3.1. IP Coordination. Representatives of the Parties shall meet together from time to time as reasonably requested by either Party to discuss the Prosecution and Maintenance of all Patents within the Pieris Product IP and Arising IP. In addition to the notification rights listed below, with respect to such Patents, the Parties shall discuss with each other the overall strategy for Prosecution and Maintenance of such Patents in advance (for example, scope of claims to be pursued, countries for national entry, etc.). Each Party shall consider in good faith the other Party's suggestions and comments regarding such Prosecution and Maintenance strategy.

9.3.2. Key IP.

9.3.2.1. General. Subject to the remainder of this Section 9.3.2.1, as between the Parties, BP will have the first right (but not the obligation), at BP's sole discretion, and sole responsibility for all applicable costs, to Prosecute and Maintain all Patents within the Pieris Product IP and Co-Invented Arising IP ("**Key IP**"); provided that, BP shall share with Pieris a

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[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 46 of 94 GDSVF&H\6023374.4 draft of initial provisional or non-provisional patent applications (i.e. any priority application or PCT application) within the Key IP and Arising IP prior to filing and consider Pieris’ comments in good faith. BP shall otherwise have final decision-making authority with respect to such applications. Pieris Know-How and Pieris Confidential Information shall not be incorporated into such applications without Pieris’ prior written consent. BP shall not pursue a Patent claim within the Key IP that is not limited to the applicable Target or that seeks protection for a Building Block alone (as such claim would render the Patent a Pieris Building Block Patent). BP will consult with Pieris on its strategy for the Prosecution and Maintenance of all such Patents within the Key IP. BP will furnish Pieris, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents within the Key IP, or copies of documents filed with the relevant patent offices or other Governmental Authorities with respect to such Patents within the Key IP, and such other substantive documents related to the Prosecution and Maintenance of such Patents within the Key IP, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Pieris and will consider in good faith timely comments from Pieris thereon. BP will furnish Pieris, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents within the Key IP. Each Party will sign, or will use best efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain Patents within the Key IP. Dropped Key IP. In the event that BP elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent within the Key IP anywhere in the world, BP will notify Pieris at [***] days before any such Patent would become abandoned, no longer available or otherwise forfeited, and Pieris will have the right (but not the obligation), at Pieris’ sole discretion to Prosecute and Maintain such Patent worldwide in the name of Pieris at Pieris’ sole cost (which right will include the right to file additional Patents claiming priority to such Patent). For the avoidance of doubt, any Pieris Product Patent or Co-Invented Arising Patent which Pieris Prosecutes and Maintains under this Section 9.3.2.2 shall remain licensed to BP under Section 2.1.2. Arising IP. As between the Parties, BP will have the right (but not the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 47 of 94 GDSVF&H\6023374.4 obligation), at BP’s sole discretion, to Prosecute and Maintain all Patents within the Arising IP (other than Co-Invented Arising IP, which is addressed above in Section 9.3.2) in BP’s name. BP shall Prosecute and Maintain such Arising IP at its sole discretion and expense but will discuss in good faith the strategy for Prosecution and Maintenance of such Arising IP upon Pieris’ request. Other Pieris IP (Pieris Building Block IP, Pieris Platform IP, and Pieris Platform Improvement IP). As between the Parties, Pieris will have the right (but not the obligation), at Pieris’ sole discretion, to Prosecute and Maintain all Patents within the Pieris Building Block IP, Pieris Platform IP, and Pieris Platform Improvement IP (“Other Pieris IP”), in Pieris’ name. BP acknowledges that the Other Pieris IP Covers or potentially Covers a number of therapeutic programs outside of this Agreement and has been licensed to Third Parties and may be licensed to additional Third Parties in the future. Accordingly, Pieris shall Prosecute and Maintain the Other Pieris IP at its sole discretion and expense but will discuss in good faith the strategy for Prosecution and Maintenance of the Other Pieris IP upon BP’s request. Each Party will sign, or will use best efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain Patents within the Other Pieris IP. Patent Miscellaneous. Each Party hereby agrees: (a) to use Commercially Reasonable Efforts to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake any Prosecution and Maintenance described herein; and (b) to reasonably cooperate in any such Prosecution and Maintenance by the other Party. German Act on Employee Inventions. Where applicable, Pieris will be responsible for remuneration of inventors who are Pieris employees in accordance with the German Act on Employee Inventions with respect to the Pieris IP. BP will provide all reasonably requested information and assistance in order for Pieris to comply with the German Act on Employee Inventions with respect to such Patents. BP Patents. For the avoidance of doubt: (a) BP shall have the exclusive right, but not the obligation, to Prosecute and Maintain any Patents not addressed in this Section 9 that are Controlled by BP (each, a “BP Patent”), and (b) BP shall have the exclusive right, but not the obligation, to enforce or defend any Intellectual Property Rights Controlled by BP (including Arising IP but excluding Co-Invented Arising Patents), and, in each case (a) and (b), Pieris shall have no particular rights with respect thereto.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 48 of 94 GDSVF&H\6023374.4 No Adverse Action. BP shall not take any action in the Prosecution and Maintenance of the Key IP and Arising IP pursuant to this Agreement that would have a material adverse impact on any Patents within the Pieris Building Block IP, the Pieris Platform IP, or the Pieris Platform Improvement IP. Pieris shall not take any action in the Prosecution and Maintenance of the Key IP pursuant to this Agreement that would have a material adverse impact on any Patents within the Pieris Product IP. CREATE Act. Neither party shall invoke the Cooperative Research and Technology Enhancement Act (“CREATE Act”) in connection with the Prosecution or Maintenance of any Pieris Platform IP, Pieris Platform Improvement IP or Key IP without the prior written consent of the other Party. Defense. If the Exploitation of any Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement or trade secret misappropriation against Pieris or BP, then such Party shall promptly notify the other Party hereto. The Parties shall cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of all material developments in connection with any such claim, suit or proceeding. If a Third Party asserts that a Patent owned by or licensed to it is infringed by the Exploitation of a Product or that its trade secrets were misappropriated in connection with such activity, then BP shall have the full and unrestricted right and responsibility to resolve any such claim, whether by obtaining a license from such Third Party, by defending against such Third Party’s claims or otherwise, and shall be solely responsible for the defense of any such action, any and all costs incurred in connection with such action (including attorneys’ and expert fees) and all liabilities incurred in connection therewith. Notwithstanding the above, BP shall not enter into any settlement of any such claim without the prior written consent of Pieris if such settlement would require Pieris to be subject to an injunction or to make any monetary payment to BP or any Third Party, or admit any wrongful conduct by Pieris or its Affiliates, or would limit or restrict the claims of or admit any invalidity and/or unenforceability of any of the Patents Controlled by Pieris, or have any material adverse impact on Pieris’ development of Anticalin-based therapeutics. Enforcement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 49 of 94 GDSVF&H\6023374.4 If either Party believes that an infringement, unauthorized use, misappropriation or ownership claim or threatened infringement or other such activity by a Third Party with respect to any Intellectual Property Rights licensed or created under this Agreement, the Party possessing such knowledge or belief shall notify the other Party and provide it with details of such infringement or claim that are known by such Party. In the event that Pieris believes that a BP Patent, if any, is being infringed by a Third Party or if a Third Party claims to Pieris that any BP Patent is invalid or unenforceable, Pieris shall notify BP and provide it with details of such infringement or claim. BP shall have the full and unrestricted right, but not the obligation, to bring and control an appropriate suit or other action against any person or entity engaged in any infringement action or proceeding to the extent directly relating to Key IP and any Product in the Field and in the Territory (“Infringement Action”), in its own name and entirely under its own direction and control (including, for the avoidance of doubt, the compromise or settlement thereof). In the event that BP does not wish to enforce such Patents against such a potential infringer, then BP shall deliver prompt written notice thereof to Pieris. If BP requests so, Pieris shall reasonably cooperate with BP in the planning and execution of any such action to enforce such Patents (including the obligation to be named or joined as a party in a lawsuit, as applicable, the performance of such obligation shall be deemed to be reasonable cooperation). Notwithstanding the foregoing, if BP does not either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] days after BP’s receipt of a notice of infringement (or sooner if any deadlines require action prior to such [***] days), then Pieris will have the second right, but not the obligation, to initiate such Infringement Action. BP shall have the right to join any Pieris Infringement Action at its own expense. Monies recovered upon the final judgment or settlement of any such suit or action to enforce such Patents subtracting any costs that the Parties bore in connection with such suit or action, shall be treated either: (a) as Net Sales to the extent such monies recovered are designated as lost profits, or (b) shall otherwise be divided between the Parties with [***] ([***]%) paid by the enforcing Party to the non-enforcing Party and [***] ([***]%) retained by enforcing Party (with portion received by BP not treated as Net Sales or Consideration). For the avoidance of doubt and without limiting BP’s rights elsewhere in this Agreement, BP shall have the right, in its sole discretion, to delegate its rights under Section 9.6 or Section 9.7 in whole or in part in connection with a Sublicense or otherwise to a Sublicensee. For avoidance of doubt, BP shall not have the right to assert or enforce any other Patents owned or Controlled by Pieris under this Agreement, such as the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 50 of 94 GDSVF&H\6023374.4 Patent Rights within the Other Pieris IP, against a Third Party under any circumstances and Pieris shall not be under any obligation to enforce such Patent Rights; provided, Pieris shall consider in good faith any request by BP to enforce the Other IP to the extent related to any Product in the Field and in the Territory and to the extent that Pieris consents (such consent not unreasonably withheld, conditioned or delayed to the extent that such Other IP does not Cover any other products other than the Product and is not licensed to any Third Party other than BP) to enforce such Other IP, the Parties shall agree upon the allocation of responsibility (with the default being that Pieris shall be in the lead) for such suit and any monies received shall be treated as set forth in Section 9.7.3. For avoidance of doubt, Pieris shall not enforce the Other IP in relation to the Product (i.e., a Biosimilar) in the absence of BP’s request. Neither Party may settle or otherwise compromise any action contemplated by this Section 9.7 in a way that adversely affects or would be reasonably expected to materially, adversely affect the other Party’s rights or benefits hereunder, without that Party’s prior written consent. Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding Intellectual Property Rights and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party Intellectual Property Rights may affect the conduct of the Product Development Plan and/or Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of Intellectual Property Rights relating to the conduct of the Product Development Plan and/or Products. Accordingly, the Parties agree that all such information and materials obtained by Pieris and BP from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. Patent Term Extensions. BP shall use Commercially Reasonable Efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”) for each Product with respect to the Key IP. Pieris shall execute such authorizations and other documents and take such other actions as may be reasonably requested by BP to obtain such Patent Term Extensions. All filings

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 51 of 94 GDSVF&H\6023374.4 for such Patent Term Extensions shall be made by BP; provided, that in the event that BP elects not to file for a Patent Term Extension, BP shall (a) promptly inform Pieris of its intention not to file and (b) grant Pieris the right to file for such Patent Term Extension. Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties shall cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to such Patents. For avoidance of doubt, BP shall not be permitted to apply for any Patent Term Extensions using the Other Pieris IP without the prior written consent of Pieris. 10. CONFIDENTIALITY & PUBLICATION Nondisclosure Obligation. All Confidential Information disclosed. directly or indirectly, by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) under this Agreement will be maintained in confidence by the Receiving Party and will not be disclosed to a Third Party or used for any purpose except to exercise its licenses and other rights, to perform its obligations, or as otherwise set forth herein, without the prior written consent of the Disclosing Party, except to the extent that such Confidential Information: (a) is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records; (b) is known to the public before its receipt from the Disclosing Party, or thereafter becomes generally known to the public through no breach of this Agreement by the Receiving Party; (c) is subsequently disclosed to the Receiving Party by a Third Party who is not known by the Receiving Party to be under an obligation of confidentiality to the Disclosing Party; or (d) is developed by the Receiving Party independently of Confidential Information received from the Disclosing Party, as documented by the receiving Party’s business records. Specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party. Further, any combination of Confidential Information will not be considered in the public

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 52 of 94 GDSVF&H\6023374.4 domain or in the possession of the recipient Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party. Notwithstanding anything to the contrary, except as required by Applicable Law, Pieris shall not publish or otherwise disclose to a Third Party Confidential Information related to a Product except as permitted under or contemplated by this Agreement, until it has complied with the provisions of Section 10.2. Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 10.1.4 below, a Receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of this Agreement as may be reasonably required in order to perform its obligations and to exploit its licenses and other rights under this Agreement, or in connection with financing transactions, and specifically (a) to Affiliates and Sublicensees, and their employees, directors, agents, consultants, or advisors to the extent necessary for the potential or actual performance of its obligations or exercise of its licenses and other rights under this Agreement, or in connection with financing transactions, in each case who have a bona fide need to know such information and are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 10.1; (b) to a Governmental Authority, including any other Regulatory Authorities (including in order to exploit its rights under this Agreement) or perform its obligations under this Agreement, provided that such Confidential Information will be disclosed only to the extent reasonably necessary to do so, and where permitted, subject to confidential treatment; (c) to the extent required by Applicable Law, including by the rules or regulations of the SEC or similar Regulatory Authority in a country other than the United States or of any stock exchange or listing entity; (d) with respect to the terms of this Agreement only, to any bona fide actual or prospective acquirers, underwriters, investors, lenders or other financing sources and any bona fide actual or prospective collaborators, licensors, Sublicensees, licensees or strategic partners and to employees, directors, agents, consultants and advisers of such Third Party, in each case who are under an obligation or confidentiality with respect to such information that is no less stringent than the terms of this Section 10.1 (but of duration customary in confidentiality agreements entered into for a similar purpose) and (e) to Third Parties to the extent a Party is required to do so pursuant to the terms of an in-license provided that the material terms of such in-license have been disclosed to the Disclosing Party. If a Party is required by Applicable Law to disclose Confidential Information of the other Party that is subject to the non-disclosure provisions of this Section 10.1, such Party will promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 53 of 94 GDSVF&H\6023374.4 Notwithstanding Section 10.1.1, Confidential Information that is permitted or required to be disclosed will remain otherwise subject to the confidentiality and non-use provisions of this Section 10.1. If either Party concludes that a copy of this Agreement must be filed with the SEC or similar regulatory agency in a country other than the United States, such Party will, a reasonable time prior to any such filing, provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, will provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and will take such Party’s reasonable comments into consideration before filing such agreement and use Commercially Reasonable Efforts to have terms identified by such other Party afforded confidential treatment by the applicable regulatory agency. Publication and Publicity. Publication. Except for disclosures permitted pursuant to Section 10.1 and Section 10.2.2, if (a) Pieris wishes to make a publication or public presentation relating to: (i) a Product or (ii) any results of Research and Development activities under this Agreement or (b) either Party wishes to make a publication or public presentation relating to any jointly carried out activity that contains the Confidential Information of the other Party (the “Publishing Party”), the Publishing Party will deliver to the other Party (the “Reviewing Party”) a copy of the proposed written publication or presentation at least [***] days prior to submission for publication or presentation. The Reviewing Party shall notify the Publishing Party within [***] days of receipt of such publication or presentation: (x) of its intent to propose modifications to such publication or presentation for Patent reasons or trade secret reasons or to remove Confidential Information of the Reviewing Party or its Affiliates, or (y) to request a reasonable delay in submission or presentation in order to protect patentable information. If the Reviewing Party notifies the Publishing Party of its intent to propose modifications, if requested by the Reviewing Party within [***] days of such notice, the Publishing Party will remove all Confidential Information of the Reviewing Party and otherwise take such Party’s reasonable comments into consideration in good faith. If the Reviewing Party requests a delay in order to protect patentable information, the Publishing Party will delay submission or presentation for a period of [***] days (or such shorter period as may be mutually agreed by the Parties) to enable the Reviewing Party to file patent applications protecting such Party’s rights in such information. The Publishing Party may submit or present such publication or presentation upon the earlier of expiration of such [***] days (or such shorter period as may be mutually agreed by the Parties) and the date the Reviewing Party has filed such patent applications. For the avoidance of doubt, if the Reviewing Party does not: (1) notify the Publishing Party within [***] days of receipt of such publication or presentation, or (2) provide

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 54 of 94 GDSVF&H\6023374.4 proposed modifications within [***] days of such notice, in each case (1) and (2), the Publishing Party may submit or present such publication or presentation. With respect to any proposed publications or disclosures by investigators or academic or non-profit collaborators, such materials will be subject to review under this Section 10.2.1 (in the case of BP to the extent that BP has the right and ability (after using Commercially Reasonable Efforts to obtain such right and ability) to do so). Publicity. Except as set forth in Section 10.1, Section 10.2.1 and Section 10.3, the terms of this Agreement may not be disclosed by either Party, and neither Party will use the name or Trademark of the other Party or its employees in any publicity, news release or disclosure relating to this Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party except (a) as may be required by Applicable Law, including by the rules or regulations of the SEC or similar Regulatory Authority in any country other than the United States or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable notice prior to use of such name or Trademark of the other Party, and otherwise complies with Section 10.3.2, or (b) as expressly permitted by the terms hereof. Press Release. Initial Press Release. The Parties agree to issue the joint press release attached hereto as Exhibit 10.3.1 on the Effective Date. Further Press Releases. Except as provided in this Section 10.3, neither Party will issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed), except that a Party may (a) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (b) issue a press release or public announcement as required by Applicable Law (including a press release corresponding to any securities disclosure, such as pursuant to a Form 8-K), including by the rules or regulations of the SEC or similar Regulatory Authority in a country other than the United States or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable prior notice to the other Party of and the opportunity to comment on the press release or public announcement, and otherwise complies with this Section 10.3. In addition, Pieris may, with BP’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed, issue a press release

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 55 of 94 GDSVF&H\6023374.4 regarding (x) the sublicense of the Product by BP or (y) the payment or receipt of any milestone payments under this Agreement with respect to the Product, provided, that such press release otherwise complies with this Section 10.3. Subject to its confidentiality obligations, BP shall have the right to make press releases related to the Product as it chooses, in its sole discretion, without the approval of Pieris. BP shall provide notice and a copy of such press release reasonably in advance of disclosure. 11. REPRESENTATIONS & WARRANTIES Representations, Warranties and Covenants of Both Parties. Each Party hereby represents and warrants as of the Effective Date, and covenants, to the other Party that: such Party is duly organized and validly existing under the Applicable Law of the jurisdiction of its incorporation or organization; it has the power, authority and the legal right to enter into this Agreement and perform its obligations hereunder, and that it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity; to the extent required, all necessary consents, approvals and authorizations of other parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained; the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the certificate of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent not already obtained under, any contractual obligation or court or administrative order by which such Party is bound;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 56 of 94 GDSVF&H\6023374.4 no consent by any Third Party or Governmental Authority is required with respect to the execution and delivery of this Agreement by either Party or the consummation by either Party of the transactions contemplated hereby; it will perform its activities pursuant to this Agreement in all material respects: in compliance with good laboratory and clinical practices and cGMP and Applicable Law; and with respect to the care, handling and use in Development activities hereunder of any nonhuman animals by or on behalf of such Party, will at all times comply (and will ensure compliance by any of its subcontractors) with all Applicable Law of the country and the state and local government wherein such activities are conducted; and such Party is not debarred under the United States Federal Food, Drug and Cosmetic Act or comparable Applicable Law and it does not, and will not during the Term, employ or use the services of any Person who is debarred, in connection with the Development, Manufacture or Commercialization of the Product. If either Party becomes aware of the debarment or threatened debarment of any Person providing services to such Party, including the Party itself and its Affiliates or Sublicensees, which directly or indirectly relate to activities under this Agreement, the other Party will be immediately notified in writing. Representations, Warranties and Covenants of BP. BP hereby represents and warrants to Pieris, as of the Effective Date and covenants, that (except as disclosed to Pieris in writing): BP is a wholly-owned subsidiary of Boston Pharma. The Board of Managers of Boston Pharma has authorized BP to enter into this Agreement and has allocated an initial budget of up to [***] Dollars ($[***]) in the aggregate for the costs and expenses related to this Agreement. For the avoidance of doubt, this Section 11.2 (including the information contained herein) is and shall be the Confidential Information of BP. Representations, Warranties and Covenants of Pieris. Pieris hereby represents and warrants to BP, as of the Effective Date and covenants, that (except as disclosed to BP in writing): Pieris is the owner of, or otherwise has the right to grant the rights and licenses it purports to grant to BP with respect to the Pieris IP (including the Product

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 57 of 94 GDSVF&H\6023374.4 IP) under this Agreement without violating any right of or breaching any obligation to any Person; to Pieris’ knowledge, there is no material unauthorized use, infringement or misappropriation of the Pieris IP; the Pieris Patents (including the Product Patents) are subsisting and have been filed and maintained properly and correctly in all material respects and are not the subject of any litigation procedure, discovery process, interference, reissue, reexamination, opposition, or appeal proceedings; Pieris has not previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to, the Pieris IP (including by granting any covenant not to sue with respect thereto) that is inconsistent with the rights and licenses granted to BP under this Agreement, and it will not enter into any such agreements or grant any such right, title or interest to any Person that is inconsistent with the rights and licenses granted to BP under this Agreement; Each of the Pieris Patents (including the Product Patents) properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent issued or such application is pending; Pieris has not received any written claim alleging, and does not have knowledge of any fact or circumstance indicating, that any of the Pieris IP is invalid or unenforceable; Pieris has not received any written claim alleging, and does not have knowledge of any fact or circumstance indicating, that any of Pieris’ activities relating to Product or the practice of the Pieris Platform Technology infringe or misappropriate any Intellectual Property Rights of a Third Party; Pieris has not received any written claim or notice of dispute from any Person relating to the Pieris IP including any dispute with a licensor and does not have any knowledge of any fact or circumstance indicating that a claim or dispute could arise; there are no additional licenses (beyond those provided in this Agreement and the Known Third-Party Obligations) under any Intellectual Property Rights Controlled by Pieris or its Affiliates as of the Effective Date, that would be necessary in order for BP to Exploit the Product as contemplated under this Agreement;

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 58 of 94 GDSVF&H\6023374.4 it has the full right to provide BP with the [***] and [***] (subject to the Product Cell Line License), and the purified protein set forth in Exhibit 4.3.2; Pieris is not and as far as Pieris is aware, the counter party is not in breach of the Product Cell Line License; Pieris and its Affiliates have not conducted any Clinical Studies with any Product and has conducted, and has required its contractors and consultants to conduct, where applicable, preclinical studies related to each Product in compliance with good laboratory and clinical practices and cGMP and Applicable Law, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities were conducted; true and complete copies of all material information, documents and data relating to the Product and the Pieris Platform Technology (including all toxicology, safety and efficacy data) in the possession or control of Pieris or its Affiliates have been provided to BP; all tangible information and data (including Materials and Data) provided by or on behalf of Pieris to BP on or before the Effective Date related to the Product in contemplation of this Agreement was and is true, accurate and complete in all material respects, and Pieris has not failed to disclose, or cause to be disclosed, any information or data that would cause such information and data that has been disclosed to be misleading in any material respect.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 59 of 94 GDSVF&H\6023374.4 12. INDEMNIFICATION, LIABILITY & INSURANCE Indemnification by BP. BP agrees to defend Pieris, its Affiliates and their respective directors, officers, stockholders, employees and agents, and their respective successors, heirs and assigns (collectively, the “Pieris Indemnitees”), and will indemnify and hold harmless the Pieris Indemnitees, from and against any liabilities, losses, costs, damages, fees or expenses payable to a Third Party, and reasonable attorneys’ fees and other legal expenses with respect thereto (collectively, “Losses”) arising out of any claim, action, lawsuit or other proceeding by a Third Party (collectively, “Third Party Claims”) brought against any Pieris Indemnitee and resulting from or occurring as a result of: (a) any activities conducted by a BP employee, consultant or (sub)contractor in the performance of the BP Conducted Activities, (b) the performance by BP or its Affiliates, Sublicensees, distributors or contractors of BP’s obligations under this Agreement, (c) any breach by BP of any of its representations, warranties or covenants set forth in Section 11.1, or (d) the negligence or willful misconduct of BP or any BP Affiliate or Sublicensee in the performance of this Agreement; except in any such case to the extent such Losses result from: (i) the negligence or willful misconduct of any Pieris Indemnitee, (ii) any breach by Pieris of any of its representations, warranties, covenants or obligations pursuant to this Agreement, or (iii) any breach of Applicable Law by any Pieris Indemnitee. Indemnification by Pieris. Pieris agrees to defend BP, its Affiliates and their respective directors, officers, stockholders, employees and agents, and their respective successors, heirs and assigns (collectively, the “BP Indemnitees”), and will indemnify and hold harmless the BP Indemnitees, from and against any Losses arising out of (a) Third Party Claims brought against any BP Indemnitee and resulting from or occurring as a result of: (i) any activities conducted by a Pieris employee, consultant or (sub)contractor in the performance of the Pieris Conducted Activities, (ii) any breach by Pieris of any of its representations, warranties or covenants set forth in Section 11.1 and Section 11.3, (iii) the negligence or willful misconduct of any Pieris Indemnitee or any (sub)contractor of Pieris in the performance of this Agreement, or (iv) the Development, Manufacture or Commercialization of any Product by Pieris or its Affiliates, Sublicensees, distributors or contractors; and (b), any Losses arising out of any dispute between Pieris and the [***] under the Research and License Agreement by and between Pieris and [***], dated as of [***] and superseded and replaced on [***] (the “[***] License Agreement”) including any termination of that agreement except in any such case to the extent such Losses result from: (x) the negligence or willful misconduct of any BP Indemnitee, (y) any breach by BP of any of its representations, warranties, covenants or obligations pursuant to this Agreement, or (z) any breach of Applicable Law by any BP Indemnitee. Notice of Claim. All indemnification claims provided for in Section 12.1 and Section 12.2 will be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party will give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 60 of 94 GDSVF&H\6023374.4 the Indemnified Party intends to base a request for indemnification under Section 12.1 or Section 12.2, but in no event will the indemnifying Party be liable for any Losses to the extent such Losses result from any delay in providing such Indemnification Claim Notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims. Defense, Settlement, Cooperation and Expenses. Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will as soon as reasonably possible deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in this Section 12.4.1, the Indemnified Party will be responsible for the legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim. Right to Participate in Defense. Without limiting Section 12.4.1, any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (a) the employment thereof has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 12.4.1 (in which case the Indemnified Party will control the defense), or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles in which case the indemnifying Party will be responsible for any such costs and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 61 of 94 GDSVF&H\6023374.4 expenses of counsel for the Indemnified Party. Settlement. With respect to any Third Party Claims relating solely to the payment of money damages in connection with a Third Party Claim and that will not admit liability or violation of Applicable Law on the part of the Indemnified Party or result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise materially, adversely affecting the business of the Indemnified Party in any manner (such as granting a license or admitting the invalidity of a Patent Controlled by an Indemnified Party), and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 12.4.1, the indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld). The indemnifying Party will not be liable for any settlement, consent to entry of judgment, or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld. Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable Out-of-Pocket Costs and expenses in connection therewith. Costs and Expenses. Except as provided above in this Section 12.4, the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 62 of 94 GDSVF&H\6023374.4 Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party. [***]. Boston Pharma [***] under this Agreement (including for avoidance of doubt, [***]) (collectively, the “[***]”); provided that, this [***] shall terminate and cease to be of any further force or effect at such time when BP is no longer an Affiliate of Boston Pharma. BPInc [***] under this Agreement (collectively, the “[***]”); provided that, this [***] shall terminate and cease to be of any further force or effect at such time when BP is no longer an Affiliate of BPInc. Boston Pharma hereby waives (a) all notices of the creation, renewal, extension, accrual or amendment of any of the [***] and notice of proof of reliance by Pieris on the [***] or acceptance of the [***]; (b) [***]; and (c) [***]. BPInc hereby waives (a) all notices of the creation, renewal, extension, accrual or amendment of any of the [***] and notice of proof of reliance by Pieris on [***]; (b) [***]; and (c) [***]. Insurance. Each Party will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, including its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for biotech companies of similar size and with similar resources in the pharmaceutical industry (in the case of BP the size and resources of BP shall include Boston Pharma and its subsidiaries) for the activities to be conducted by it under this Agreement taking into account the scope of development of Products. Each Party will furnish to the other Party evidence of such insurance, upon request. It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification obligations hereunder. LIMITATION OF CONSEQUENTIAL DAMAGES. EXCEPT FOR (A) CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER SECTION 12.1 OR SECTION 12.2, (B) CLAIMS ARISING OUT OF A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, OR (C) SECTION 7.2 OR SECTION 14.2.2, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 63 of 94 GDSVF&H\6023374.4 PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. Anti-Bribery and Corruption Compliance. Each Party agrees, on behalf of itself, its officers, directors and employees and on behalf of its Affiliates that it will, and will use its diligent efforts to, procure that its agents, representatives, consultants and subcontractors hired for activities undertaken for or in connection with the performance of this Agreement, (together with such Party, the “Party Representatives”) for the performance of its obligations hereunder that such Party Representatives will not directly or indirectly pay, offer or promise to pay, or authorize the payment of any money, or give, offer or promise to give, or authorize the giving of anything else of value, to: any Government Official in order to influence official action; any Person (whether or not a Government Official) (i) to influence such Person to act in breach of a duty of good faith, impartiality or trust (“Improper Action”), (ii) to reward such Person for such Improper Action, or (iii) where such Person would engage in an Improper Action by receiving the money or other thing of value; any other Person while knowing or having reason to know that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit, a Government Official in order to influence official action for or against either Party in connection with the matters that are the subject of this Agreement; or any Person to reward that Person for an Improper Action or to induce that Person to engage in Improper Action. Each Party will not and will use diligent efforts to procure that its Party Representatives will not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws. Each Party acknowledges that its undertakings given in Section 12.8.1 and

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 64 of 94 GDSVF&H\6023374.4 Section 12.8.2 are material to the other Party in entering into a relationship with such Party. Each Party, on behalf of itself and its Party Representatives, represents and warrants to the other Party that for the term of this Agreement and [***] years thereafter, it will and will use diligent efforts to procure that its Party Representatives keep and maintain accurate books and reasonably detailed records in connection with the performance of its obligation under this Agreement including all records required to establish compliance with Section 12.8.1 and Section 12.8.2 above. Each Party will promptly provide the other Party with written notice of the following events: (a) upon becoming aware of any material breach or violation by it or its Party Representatives of any representation, warranty or undertaking set forth in Section 12.8.1 and Section 12.8.2; and (b) upon receiving a formal notification that it is the target of a formal investigation by a Governmental Authority for a Material Anti-Corruption Law Violation or upon receipt of information from any of its Party Representatives connected with this Agreement that any of them is the target of a formal investigation by a Governmental Authority for a material violation of Anti-Corruption Law. For the term of this Agreement and [***] years thereafter, each Party will for the purpose of auditing and monitoring the performance of its compliance with this Section 12.8 permit the other Party, its Affiliates, any auditors of any of them and any Regulatory Authority to have access to any premises of such Party and to the extent that such Party is able to secure such access, its Party Representatives in each case used in connection with this Agreement, together with a right to access personnel and records that relate to this Agreement (“Audit”). Each Party will be responsible for any breach of any representation, warranty or undertaking in this Section 12.8 or of the Anti-Corruption Laws by any of its Party Representatives. Each Party may disclose the terms of this Agreement or any action taken under this Section 12.8 to prevent a potential violation or continuing violation of applicable Anti-Corruption Laws, including the identity of the other Party and the payment terms, to any Governmental Authority if such Party determines, upon advice of counsel, that such disclosure is necessary.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 65 of 94 GDSVF&H\6023374.4 13. TERM AND TERMINATION Agreement Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will extend, unless this Agreement is terminated earlier in accordance with Section 13.2, on a Product-by-Product basis until such time as BP’s payment obligations with respect to the sale of such Product in all countries expires. Upon the natural expiration (as opposed to termination) of BP’s payment obligations with respect to a Product the licenses granted by Pieris to BP under this Agreement with respect to such Product shall remain in effect as granted in accordance with this Agreement and shall become perpetual, irrevocable, fully paid-up, royalty-free and sublicensable without restriction through multiple tiers. Termination. Notwithstanding anything in this Agreement or elsewhere to the contrary, subject to Section 13.3.3 below, this Agreement may be terminated as follows: Termination for Material Breach. Either Party shall have the right to terminate this Agreement in the event the other Party has materially breached or materially defaulted in the performance of any of its obligations hereunder which breach or default is material in the overall context of the Agreement, and such breach has continued for [***] days (or [***] days in the case of non-payment of undisputed amounts due and payable) after written notice thereof was provided to the breaching Party by the non-breaching Party which clearly describes the remedies that the non-breaching Party intends to apply should the breach remain uncured. Any such termination shall become effective at the end of such [***] day (or [***] day with respect to non-payment of undisputed amounts due and payable) period if, prior to the expiration of the [***] day (or [***] day, as applicable) period, the breaching Party has not cured any such breach or default. In the event that the breach is not susceptible to cure during such [***] day period, then, upon written notice to the non-breaching Party during the initial [***] day period, the breaching Party may have additional time, not to exceed another [***] days to cure such breach. If the allegedly breaching Party disputes the breach and provides written notice of that dispute to the other Party, the matter shall be addressed under the dispute resolution provisions in Section 14.1, and the notifying Party may not terminate this Agreement until it has been finally determined under Section 14.1, that the Agreement was materially breached as described above and the breaching Party does not cure the breach within a reasonable time as determined by the dispute resolution provisions in Section 14.1 (including arbitration under Section 14.1.4.1 below). Termination by Mutual Agreement. This Agreement may be terminated by the mutual written consent of the Parties. Termination by BP for Convenience. BP may terminate this Agreement in

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 66 of 94 GDSVF&H\6023374.4 its entirety or on a Product-by-Product basis by providing [***] days’ prior written notice to Pieris (unless the Product has achieved Marketing Approval, in which case such period shall be [***] days). Notwithstanding the foregoing, BP may not terminate this Agreement within the first [***] months following the Effective Date. Termination for Insolvency. Either Party may terminate this Agreement if, at any time, the other Party will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed within [***] days after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement. Termination for Patent Challenge. Pieris may terminate this Agreement if BP or its Affiliates disputes, or assists any Third Party to dispute, the validity of any Patent within the Pieris IP in a patent re-examination, inter partes review, post- grant or other patent office proceeding, opposition, litigation, or other court proceeding and, within [***] days written notice from Pieris, BP or such Affiliates fails to rescind any and all of such actions, provided however that, nothing in this clause prevents BP or its Affiliates from taking any of the actions referred to in this clause and provided further that Pieris will not have the right to terminate if BP or its Affiliates: asserts invalidity as a defense in any court proceeding brought by Pieris asserting infringement of one of the foregoing Patents; acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents; or licenses a product for which Pieris has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents. Effects of Termination.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 67 of 94 GDSVF&H\6023374.4 Effects of Termination. In the event of any termination of this Agreement in its entirety or with respect to any given Product or given country other than termination (i) by BP for Pieris’ material breach under Section 13.2.1, (ii) by BP due to Pieris’ insolvency under Section 13.2.4, or (iii) under Section 13.2.2 (termination by mutual agreement), then the following shall apply (in each case solely to the extent relating to such Product(s) as each such Product exists (a) as of the Effective Date and (b) at the time of termination (the “Terminated Product(s)”) that are the subject of such termination): At Pieris’ request, BP will return to Pieris or destroy (and certify such destruction to Pieris), at Pieris’ option, all Pieris’ Confidential Information related to the Terminated Product(s) and Pieris Know-How related to the Terminated Product(s) (provided that BP shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by Applicable Law or regulatory requirement). At BP’s request, subject to Section 13.3.1.6, Pieris will return to BP or destroy (and certify such destruction to BP), at BP’s option, all other BP Confidential Information related to the Terminated Product(s) and all other BP Know-How related to the Terminated Product(s) (provided that Pieris shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by Applicable Law or regulatory requirement). Pieris shall have the right to acquire some or all of the available inventory of the Terminated Product, as requested by Pieris, in the possession of BP and its Affiliates as of the date of such termination, provided that, if Pieris so acquires any or all such inventory, Pieris shall reimburse BP the cost incurred by BP for such inventory plus a [***] percent ([***]%) mark-up and if Pieris does not purchase such inventory BP shall be entitled to continue selling any such inventory for [***] months following the effective date of termination; provided that the cause for termination of BP was not due to a failure in such inventory being Manufactured, stored and sold in compliance with cGMP and Applicable Law. Any such inventory remaining following such [***] month period shall be offered for sale to Pieris at a price equal to the cost incurred by BP for such inventory plus a [***] percent ([***]%) mark-up. All licenses and sublicenses granted by Pieris to BP with respect to the Terminated Product(s) hereunder shall terminate, provided however that they will continue solely to enable BP to (i) complete sales of the Terminated Product(s) for any purchase orders that were in place prior to the effective date of termination and (ii) sell off any existing inventory of the Terminated Product(s) pursuant to Section 13.3.1.2; thereafter, BP will discontinue Commercialization of the Terminated Product(s).

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 68 of 94 GDSVF&H\6023374.4 BP shall grant to Pieris a non-exclusive (sub)license under Intellectual Property Rights Controlled by BP (subject to any and all restrictions on BP and its Affiliates) to the extent reasonably necessary or reasonable useful to Exploit the Terminated Product(s) solely to Exploit the Terminated Product in the Field and in the Territory. Pieris shall be solely responsible for paying any royalties, milestones or other sums which may be due to Third Parties in respect of any Intellectual Property Rights licensed by BP to Pieris pursuant to this Section 13.3.1.4 and for reimbursing BP for its reasonable costs and expenses incurred in connection with complying with this Section 13.3.1.4. Pieris shall take over responsibility for the Prosecution and Maintenance and shall have sole enforcement rights (with BP providing any reasonably requested assistance at Pieris’ sole cost and expense) of any Patents in the Key IP that Cover the Terminated Product. At the request of Pieris, BP shall transition all ongoing Clinical Studies and all ongoing Manufacturing campaigns with respect to the Terminated Product(s) in a manner that permits Pieris to achieve Completion of such Clinical Study and completion of such Manufacturing campaign. Pieris shall be responsible for all costs associated with such ongoing Clinical Studies and ongoing Manufacturing campaigns as of the effective date of termination. At the request of Pieris, BP shall use Commercially Reasonable Efforts, at Pieris’ sole cost and expense, to: (i) transfer and assign to Pieris or Pieris’ designee BP’s right, title and interest in and to all material governmental or regulatory filings and approvals (including all Marketing Approvals and pricing approvals, and Regulatory Materials, in all cases, specifically and exclusively relating to the Development, Manufacture or Commercialization of the Terminated Product(s) and (ii) transfer to Pieris or Pieris’ designee copies of all material Data, Know-How, Clinical Study data and safety data in BP’s possession and Control to the extent specifically related to and required for the Research, Development, Manufacture or Commercialization of such Terminated Product. In addition, at the request of Pieris and at Pieris’ sole cost and expense, BP will appoint Pieris as BP’s and/or BP’s Affiliates’ agent for all Terminated Product-related matters involving Regulatory Authorities until all Marketing Approvals, regulatory approvals and other regulatory filings hereunder have been assigned to Pieris or its designee. In the event of (x) failure to obtain assignment or (y) with respect to regulatory items that would otherwise fall within (i) and (ii) but for such materials not being specifically related to the relevant Product(s) but nonetheless which are reasonably necessary for the

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 69 of 94 GDSVF&H\6023374.4 Development, Manufacture or Commercialization of such Terminated Product, in each of (x) and (y) BP hereby consents and grants to Pieris the right to access and reference (without any further action required on the part of BP, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item with respect to such Terminated Product. If BP or its Affiliates are Manufacturing the Terminated Product(s) on the effective date of termination, at Pieris’ option and upon Pieris’ request, BP or its Affiliates will use Commercially Reasonable Efforts to supply such Terminated Product to Pieris at BP’s Fully Burdened Manufacturing Cost plus [***] percent ([***]%), until the earlier of (i) such time as Pieris has procured or developed its own source of such Terminated Product supply, or (ii) [***] months following the effective date of termination. Should Pieris not be able to procure or develop its own source of Product supply within [***] months, then the Parties will discuss in good faith a potential extension of supply by BP to avoid any supply interruption. The Parties will promptly negotiate a supply and related quality agreement to govern the specific terms and conditions of such supply. If Pieris so requests in writing within [***] days of the effective date of termination, the Parties will cooperate (with BP using Commercially Reasonable Efforts), to the extent legally permissible (including to the extent permitted under BP’s obligations to Third Parties on the effective date of termination), to assign to Pieris any Third Party agreements that are specific to and exclusively relating to the Development, Manufacture or Commercialization of the Terminated Product(s) to which BP is a party, subject to any required consents of such Third Party. Upon Pieris’ request and at Pieris’ sole cost and expense, BP shall promptly transfer and assign or license (or, if applicable, will cause its Affiliates to assign or license) to Pieris all of BP’s (and such Affiliates’) worldwide right, title and interest in and to any registered trademarks or registered internet domain names that are specific to the Terminated Product (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of BP or any of its Affiliates or any other product of BP or any of its Affiliates). BP shall cooperate in good faith and use Commercially Reasonable Efforts for a reasonable time not to exceed [***] months to ensure a smooth and orderly transition of the Terminated Product, including any Development, Manufacturing, or Commercialization activities ongoing at the time of termination to Pieris, and negotiating reasonably and in good

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 70 of 94 GDSVF&H\6023374.4 faith the terms and conditions of any further agreements or the signature of documents consistent with this Section 13.3.1. For Material Breach or Insolvency. In the event that BP terminates this Agreement in its entirety or with respect to any given Terminated Product as a result of Pieris’ material breach under Section 13.2.1 or due to Pieris’ insolvency under Section 13.2.4, then the following terms shall apply (in each case solely to the extent relating to such Terminated Product(s) that are the subject of such termination): At the Disclosing Party's request, the Receiving Party will return to the Disclosing Party or destroy (and certify such destruction to the Disclosing Party), at Disclosing Party’s option and sole cost and expense, all Disclosing Party’s Confidential Information related to such Terminated Product(s) (provided that the Receiving Party shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by Applicable Law or regulatory requirement). All Development, Manufacture and Commercialization of the Terminated Product(s) by the Parties shall immediately cease; The licenses granted by Pieris to BP with respect to the Terminated Product(s) shall immediately terminate; and The non-compete set forth in Section 7.2 regarding the Terminated Product will no longer apply. Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for all purposes of Section 365(n) of the United States Bankruptcy Code and of any similar or analogous provisions of Applicable Law outside of the United States (the “Bankruptcy Code”), licenses and rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. Pieris agrees that BP, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event of the commencement of a bankruptcy proceeding by or against Pieris under the Bankruptcy Code (the “Insolvent Party”), BP shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property and Know-How licensed to BP under this Agreement and held by Pieris and its successors and assigns (and all embodiments of such intellectual property and Know-How), provided that, a Party shall not be required to provide any duplicate copies and embodiments of such intellectual property or Know-How to the other Party so long it has already provided such intellectual property and Know-How it is required to provide to

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 71 of 94 GDSVF&H\6023374.4 under this Agreement, and, if not already in its possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon its written request therefore, unless the Insolvent Party continues to perform all of its obligations under this Agreement, or (b) if not delivered or granted under (a) above, following the rejection of this Agreement by or on behalf of the Insolvent Party upon written request therefore by the other Party. Survival. The termination or expiration of this Agreement shall not affect any payment of any debts or obligations accruing prior to or after such date of termination or expiration. The provisions of Section 1 (to the extent necessary to give effect to the surviving provisions), Section 8 (with respect to any payments due but not yet received and any Net Sales accrued following the Term during a permitted sell-off period under Section 13.3.1.2), Section 8.8.2 (for any final reports and final payments), Section 8.8.3, Section 10.1 (except for the last sentence of Section 10.1.2), Section 12, Section 13 (until completion of termination obligations) and Section 14 will survive the expiration or any termination of this Agreement for any reason, in accordance with their respective terms and conditions, and for the respective duration stated therein, and where no duration is stated, will survive indefinitely. In addition, any Section that is referred to in the above listed Sections shall survive solely for the interpretation or enforcement of the above listed Sections. 14. MISCELLANEOUS Dispute Resolution. Resolution by Senior Representatives. The Parties will seek to settle amicably any and all disputes, controversies or claims arising out of or in connection with this Agreement (a “Dispute”). Any Dispute between the Parties will be promptly presented to the Senior Representatives for resolution. Such Senior Representatives will meet in person or by teleconference as soon as reasonably possible thereafter, and use their good faith efforts to mutually agree upon the resolution of the Dispute. Escalation to Senior Executives. Either Party may, by written notice to the other Party, request that a Dispute that remains unresolved by the Senior Representatives for a period of [***] days as set forth in Section 14.1.1, be resolved by the Senior Executives, within [***] days after referral of such Dispute to them. If the Senior Executives cannot resolve such Dispute within [***] days after referral of such Dispute to them, then, at any time after such [***] day period, either Party may proceed to enforce any and all of its rights with respect to such Dispute in accordance with this Section 14.1.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 72 of 94 GDSVF&H\6023374.4 Request for Arbitration. Upon completion of its obligations under Section 14.1.1 and Section 14.1.2 and subject to Section 14.1.5 and Section 14.2.2, either Party may upon written notice to the other submit the Dispute to binding arbitration pursuant to Section 14.1.4.1 below. No statements made by either Party during such discussions will be used by the other Party or admissible in arbitration or any other subsequent proceeding for resolving the Dispute. Arbitration. Subject to Section 14.1 and Section 14.2, any Dispute (including any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, not resolved under the provisions of Section 14.1.1 or Section 14.1.2), will be resolved by final and binding arbitration conducted in accordance with the terms of this Section 14.1.4.1. The arbitration will be held in New York, New York, USA according to the CPR Non- Administered International Arbitration Rules in effect on the date of this Agreement (“Rules”). The arbitration will be conducted by a panel of three (3) arbitrators with significant experience in the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable Rules. Any arbitration herewith will be conducted in the English language to the maximum extent possible. The arbitrators will render a written decision no later than [***] months following the selection of the arbitrators, including a basis for any damages awarded and a statement of how the damages were calculated. Any award will be promptly paid in U.S. dollars free of any tax, deduction or offset. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 14.1.4.1. With respect to money damages, nothing contained herein will be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages, except in the case of breach of Section 10.1. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages, except in the case of breach of Section 10.1. Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees). Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY. EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS' FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 73 of 94 GDSVF&H\6023374.4 Court Actions. Nothing contained in this Agreement will deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing Dispute resolution discussions or arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve Disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other proprietary or Intellectual Property Rights, and no such claim will be subject to arbitration pursuant to Section 14.1.4.1. Governing Law, Jurisdiction, Equitable Relief, Losses, and Remedies. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York, USA, without reference to any rules of conflicts of laws. For clarification, any Dispute relating to the scope, validity, enforceability or infringement of any Patents will be governed by and construed and enforced in accordance with the patent laws of the applicable jurisdiction. Each Party acknowledges and agrees that the restrictions set forth in Section 7.2 of this Agreement are reasonable and necessary to protect the legitimate interests of the other Party and that the other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any of these provisions will probably result in irreparable injury to the other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any such provision, each Party will be authorized and entitled to obtain from any court of competent jurisdiction equitable relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity. Each Party agrees to waive any requirement that the other Party (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 14.2.2 is intended, or should be construed, to limit a Party's rights to equitable relief or any other remedy for a breach of any other provision of this Agreement. Except for (i) any amount awarded to be paid by one Party to the other by the panel of arbitrators in a final and binding arbitration proceeding adjudicated under Section 14.1.4.1, and (ii) any offset of undisputed but unpaid amounts under this Agreement, neither Party will have the right to set off any amount it is owed or believes it is owed against payments due or payable to the other Party under this Agreement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 74 of 94 GDSVF&H\6023374.4 Neither Party will be entitled to recover any Losses relating to any matter arising under one provision of this Agreement to the extent that such Party has already recovered Losses with respect to such matter pursuant to other provisions of this Agreement (including recoveries under Section 12). Assignments and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, without the other Party’s consent, to any of its Affiliates for as long as such entity remains an Affiliate, to any purchaser of all or substantially all of its assets to which this Agreement or relevant part relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction. In addition, Pieris may assign or transfer its rights to receive payments under this Agreement (but no liabilities) with BP’s consent (not to be unreasonably withheld, conditioned or delayed) to an Affiliate or to a Third Party in connection with a payment factoring transaction. Upon execution of such agreement and upon Pieris’ request, BP shall provide royalty reports described under Section 8.8.2 and direct payments to such Third Party of specified amounts otherwise due to Pieris and such provision and direction shall satisfy any obligation to provide such a payment or report to Pieris. Any purported assignment or transfer made in contravention of this Section 14.3 will be null and void. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Acquiror IP. Notwithstanding anything to the contrary in this Agreement, in the event of a Change of Control involving either Party or its business after the Effective Date (the Third Party acquiring such Party or its business being the “Acquiror”), whether by merger, asset purchase or otherwise, as to any such Acquiror, the non-acquired Party shall not obtain rights, licenses, options or access to any Intellectual Property Rights or Know- How, product candidates or Product that are held by the Acquiror or any Affiliate of the Acquiror that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party itself), that were not generated through any use or access to the Intellectual Property Rights or Know-How of the acquired Party, or that are not used by the acquired Party in connection with a Product under this Agreement. Change of Control. Notice. Each Party will provide written notice (“COC Notice”) to the other Party within [***] days following the closing of a Change of Control involving such Party, and such notice will identify the Third Party acquiring company (the “COC Acquiror”). Competing Products in a Change of Control. In the event that Pieris is subject to a Change of Control and the entity that acquires Pieris has a Competing Product, Pieris shall include in its COC Notice provided to BP under Section 14.5.1

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 75 of 94 GDSVF&H\6023374.4 information regarding whether such COC Acquiror has a Competing Product that would otherwise violate Section 7.2. In such event, then such COC Acquiror and Pieris may commit to a divestiture of such Competing Product in connection with such Change in Control where they have no operational role in the development or commercialization of the Competing Product and shall be considered in compliance with Section 7.2 notwithstanding any provisions to the contrary. In the event of a Change of Control that involves an acquisition of Pieris and where the COC Acquiror has a Competing Product and does not commit to a divestiture of such Competing Product, then upon BP’s written election after receipt of such COC Notice from Pieris (such election (“BP COC Election Notice”) shall be made in writing to Pieris no later than [***] Business Days after receipt of the COC Notice from Pieris), and effective as of the closing date of such Change of Control: BP shall not be obligated to share any further updates to the Development Plan to Pieris; Except as provided below, Pieris shall have no further right of input or insight into BP’s Exploitation of the Products hereunder; BP shall have no further reporting obligations hereunder with respect to the Exploitation of, and regulatory activities for, the Products other than its financial reporting and record-keeping obligations, and audit rights, to the extent necessary to verify the accuracy of the calculation of the royalties or milestones paid or payable to Pieris; Pieris’ right to a right of first negotiation under Section 2.4 shall terminate; BP shall have no further obligation to disclose to Pieris any BP Know-How developed or reduced to practice after the closing date of the Change of Control; and Pieris shall put in place a “firewall” of reasonable safeguards between individuals with access to Pieris Product Know-How and BP Confidential Information, on the one hand, and the personnel responsible for the Exploitation of such Competing Product, on the other hand, such that the Exploitation of such Competing Product does not make use of or incorporate any technology Covered by Pieris IP, Key IP, BP Confidential Information or BP Patents; and For avoidance of doubt, except as set forth in this Section 14.5, the Parties’ rights and obligations under this Agreement shall remain in effect in the event of a Change of Control or an assignment of this Agreement.

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 76 of 94 GDSVF&H\6023374.4 Force Majeure. No Party will be held responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure means a cause beyond the reasonable control of a Party, which may include acts of God; acts, regulations, or laws of any government; war; terrorism; civil commotion; fire, flood, earthquake, tornado, tsunami, explosion or storm; pandemic; epidemic and failure of public utilities or common carriers. In such event the Party so failing or delaying will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of [***] days, after which time the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party giving such notice has set out a reasonable timeframe and plan to resolve the effects of such force majeure and executes such plan within such timeframe. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure. Notices. Any notice, request, approval or consent required or permitted to be given under or in connection with this Agreement shall be in writing, in English, effective only upon receipt and will be deemed to have been sufficiently given if personally delivered, sent by internationally recognized overnight express courier service (prepaid with signature required), or by email (receipt verified), to the Party for which such notice is intended, at the address set forth for such Party below: If to Pieris, addressed to: Pieris Pharmaceuticals GmbH Attention: Alliance Manager Zeppelinstraße 3 85399 Hallbergmoos, Germany With a copy to: Pieris Pharmaceuticals, Inc. Attention: [***] 255 State Street, 9th Floor Boston, MA 02109 [***] If to BP, addressed to: BP Asset XII, Inc. Attention: [***] 55 Cambridge Parkway, Suite 400 Cambridge, MA 02142 [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 77 of 94 GDSVF&H\6023374.4 With a copy to: Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP Attention: [***] One Marina Park Drive, Suite 900 Boston, MA 02210 [***] or to such other address for such Party as it will have specified by like notice to the other Party. It is understood and agreed that this Section 14.7 is not intended to govern the day to day business communications necessary between the parties in performing their duties, in due course, under the terms of this Agreement. Export Clause. Each Party acknowledges that the laws and regulations of the United States and other countries may restrict the export and re-export of commodities and technical data of United States or such foreign country origin. Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and/or foreign government licenses. Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by a court of competent jurisdiction, such adjudication will not affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement. All remaining portions will remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision. Entire Agreement; Modifications. This Agreement (including exhibits) sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all prior agreements, including prior rights and obligations with respect to Confidential Information exchanged under prior confidentiality agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein. No amendment,

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 78 of 94 GDSVF&H\6023374.4 modification, release or discharge will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties. Relationship of the Parties. It is expressly agreed that the Parties will be independent contractors of one another and that the relationship between the Parties will not constitute a partnership, joint venture or agency. Interpretation. Except as otherwise explicitly specified to the contrary, (a) references to an article, section, appendix, exhibit or schedule means an article, section of, or appendix, schedule or exhibit to this Agreement, unless another agreement is specified, (b) the word “including” (in its various forms) means “including without limitation,” (c) the words “will” and “shall” have the same meaning, (d) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (e) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (f) unless otherwise specified, “$” is in reference to United States dollars, (g) the headings contained in this Agreement, in any exhibit or schedule to this Agreement and in the table of contents to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement; and (h) or the context otherwise requires, the word “or” is used in the inclusive sense (and/or). Books and Records. Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees will be maintained in accordance with generally accepted accounting principles, or in the case of non-United States sales, other applicable Accounting Standards, consistently applied. Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Supremacy. In the event of any express conflict or inconsistency between this Agreement and any Schedule, Exhibit or Appendix hereto, the terms of this Agreement will apply to the extent of such conflict or inconsistency. The Parties understand and agree that the Schedules and Appendices hereto are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 79 of 94 GDSVF&H\6023374.4 to time during the Term, as appropriate and in accordance with the provisions of this Agreement. Counterparts. This Agreement may be signed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Signatures transmitted via electronic mail in PDF format will be treated as original signatures. Compliance with Laws. Each Party will, and will ensure that its Affiliates and Sublicensees will, comply in all material respects with the relevant laws (including all Applicable Law) and regulations in exercising its rights and fulfilling its obligations under this Agreement in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted. [SIGNATURE PAGE FOLLOWS]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 80 of 94 GDSVF&H\6023374.4 IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date. Pieris Pharmaceuticals, Inc. Pieris Pharmaceuticals GmbH By: /s/ Stephen S. Yoder By: /s/ Stephen S. Yoder Name: Stephen S. Yoder Name: Stephen S. Yoder Title: President & CEO Title: Managing Director Date: April 24, 2021 Date: April 24, 2021 BP Asset XII, Inc. Acknowledged and agreed by Boston Pharma Holdings, LLC (solely for the purposes of Section 12.5.1 and Section 12.5.3) By: /s/ Rob Armstrong By: /s/ Rob Armstrong Name: Rob Armstrong Name: Rob Armstrong Title: President & CEO Title: President and CEO Date: April 24th, 2021 Date: April 24th, 2021 Acknowledged and agreed by Boston Pharmaceuticals, Inc. (solely for the purposes of Section 12.5.2 and Section 12.5.4) By: /s/ Rob Armstrong Name: Rob Armstrong Title: President and CEO Date: April 24th, 2021

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 81 of 94 GDSVF&H\6023374.4 Exhibit Index Exhibit 1.21: Arising Patents Exhibit 1.128: Pieris Building Block Patents Exhibit 1.134: Pieris Patents Exhibit 1.138: Pieris Platform Patents Exhibit 1.142: Pieris Product Patents Exhibit 1.144: Product Sequence Exhibit 2.3.2: Pieris Approved Subcontractors Exhibit 4.1: Initial Product Development Plan Exhibit 4.3.2: Technology Transfer Plan Exhibit 8.6.2: Initial Product Sequence Exhibit 10.3.1: Initial Press Release

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 82 of 94 GDSVF&H\6023374.4 Exhibit 1.21: Arising Patents

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 83 of 94 GDSVF&H\6023374.4 Exhibit 1.128: Pieris Building Block Patents [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 84 of 94 GDSVF&H\6023374.4 Exhibit 1.134: Pieris Patents [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 85 of 94 GDSVF&H\6023374.4 Exhibit 1.138: Pieris Platform Patents [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 86 of 94 GDSVF&H\6023374.4 Exhibit 1.142: Pieris Product Patents [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 87 of 94 GDSVF&H\6023374.4 Exhibit 1.144: Product Sequence [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 88 of 94 GDSVF&H\6023374.4 Exhibit 2.3.2: Pieris Approved Subcontractors [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 89 of 94 GDSVF&H\6023374.4 Exhibit 4.1: Initial Product Development Plan [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 90 of 94 GDSVF&H\6023374.4 Exhibit 4.3.2: Technology Transfer Plan [***]

EXHIBIT 10.1 [Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Exhibit 8.6.2: Initial Product Sequence [***]

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 92 of 94 GDSVF&H\6023374.4 Exhibit 10.3.1: Initial Press Release PRESS RELEASE Pieris Pharmaceuticals and Boston Pharmaceuticals Enter into an Exclusive Worldwide Product License for PRS-342, a 4-1BB/GPC3 Immuno-Oncology Bispecific • Pieris will receive $10 million upfront and be entitled to receive additional milestone payments and tiered royalties • Boston Pharmaceuticals will be primarily responsible for development of the program, with both parties collaborating during the investigational new drug (IND)-enabling stage BOSTON and CAMBRIDGE, Mass., April 26, 2021 - Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS) and Boston Pharmaceuticals today announced that the companies have entered into an exclusive product license agreement to develop PRS-342, a 4-1BB/GPC3 preclinical immuno- oncology Anticalin®-antibody bispecific fusion protein. Under the terms of the agreement, Boston Pharmaceuticals has exclusively licensed worldwide rights to PRS-342. Pieris will receive an upfront payment of $10 million and is further entitled to receive up to approximately $353 million in development, regulatory, and sales-based milestone payments, and tiered royalties on sales of PRS-342. Pieris will also contribute an undisclosed amount toward manufacturing activities. “Based on the encouraging preclinical data from PRS-342, as well as data demonstrative of the 4-1BB mechanism of action we have seen from Pieris’ other immuno-oncology programs, we are excited to have the opportunity on a global scale to progress this program into clinical development in areas of significant unmet need,” said Robert Armstrong, Chief Executive Officer of Boston Pharmaceuticals. “We look forward to working with Pieris, benefiting from both their strong early-stage development expertise and their deep understanding of immuno- oncology bispecifics.” “Our recent presentations at AACR for our HER2- and PD-L1-targeting 4-1BB bispecifics demonstrate the potency of our costimulatory approach, especially our bispecific antibodies’ ability to achieve clinical benefit, including in patients who have failed checkpoint therapy. It is therefore rewarding to see another one of our 4-1BB-based Anticalin bispecifics for immuno- oncology moving towards the clinic,” said Stephen S. Yoder, President and Chief Executive Officer of Pieris. “Boston Pharmaceuticals has a strong leadership team and proven track record of developing a broad range of assets, including in oncology, and we look forward to the advancement of this next-generation bispecific and to directly supporting some crucial next steps towards clinical initiation.” About Pieris Pharmaceuticals:

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 93 of 94 GDSVF&H\6023374.4 Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin® protein- based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes inhalable Anticalin proteins to treat respiratory diseases and immuno-oncology multi-specifics tailored for the tumor microenvironment. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies, including AstraZeneca, Seagen, and Servier. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. About Boston Pharmaceuticals: Boston Pharmaceuticals is a clinical stage biopharmaceutical company that leverages an experienced drug development team to advance a portfolio of high value candidates that address important unmet medical needs. The Company partners with innovative biotechnology and pharmaceutical companies to acquire drug development candidates. We adhere to a rigorous decision-making process, follow the data, and advance only those programs that meet our stringent development hurdles. We look to establish value creating partnerships with the world’s leading biotechnology and pharmaceutical companies that help advance programs to commercial stage. We are continuously seeking new opportunities to leverage our model to create a path to value for our patients and partners. Boston Pharmaceuticals is a portfolio company of Waypoint Capital, an investment firm based in Europe and focused on healthcare, medical technologies, and asset management. For more information, please visit www.bostonpharmaceuticals.com or follow us on Twitter @BosPharma and LinkedIn. Forward-Looking Statements: This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward- looking statements include, among other things, whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company’s planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa’s development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.] Execution Version Page 94 of 94 GDSVF&H\6023374.4 statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company's Quarterly Reports on Form 10-Q. Contacts: Pieris Pharmaceuticals, Inc. Maria Kelman Executive Director, Investor Relations +1 857 362 9635 kelman@pieris.com Boston Pharmaceuticals Susan Sharpe or Emily Wong MacDougall +1 781 235 3060 bostonpharmaceuticals@macbiocom.com